Exhibit 4.5

                                                                             1
------------------------------------------------------------------------------
                        National RMBS Trusts
                        Master Security Trust Deed

Date:                   [                     ]

Parties: PERPETUAL TRUSTEE COMPANY LIMITED (ABN 42 000 001 007) having its registered office at Level 7, 39 Hunter Street, Sydney NSW 2000 ("Issuer Trustee") P.T. LIMITED (ABN 67 004 454 666 having its registered office at Level 7, 39 Hunter Street, Sydney NSW 2000 ("Security Trustee") NATIONAL GLOBAL MBS MANAGER PTY LTD
                        (ABN 36 102 668 226) having an office at Level 24,
                        500 Bourke Street, Melbourne VIC 3000, Australia ("Global Trust Manager") THE BANK OF NEW YORK, NEW
                        YORK BRANCH, a New York banking corporation acting through its New York branch at 101 Barclay Street,
                        21W, New York New York 10286 ("Note Trustee")
Recitals:
                A.      The Issuer Trustee is the trustee, and the Global
                        Trust Manager is the manager, of each Trust which is or will be established pursuant to the Master Trust Deed and a Notice of Creation of Trust, and which will be regulated by a Supplemental Deed which provides for this deed to apply to that Trust.

                B. Pursuant to the Master Trust Deed, the Issuer Trustee has the power to raise money by issuing Notes and will be doing so in accordance with the terms of the Master Trust Deed.

                C. As security for its obligations to the Secured Creditors of a Trust, the Issuer Trustee, as trustee of that Trust, will grant to the Security Trustee a charge over all of the Assets of that Trust for the benefit of those Secured Creditors.

                D. The Issuer Trustee of a Trust has the power under the Master Trust Deed to grant the Charge evidenced in the relevant Deed of Charge.

                E. The Security Trustee of each Security Trust will act as trustee for the Secured Creditors and hold the benefit of the Charge on trust for the Secured Creditors and otherwise act in accordance with this deed and the relevant Deed of Charge.

                F. The Note Trustee may have certain rights and obligations under this deed in respect of a Trust in its capacity as a Voting Secured Creditor, of that Trust.

                                                                             2
------------------------------------------------------------------------------
Operative provisions:

1        Interpretation
------------------------------------------------------------------------------
                1.1 The following words have these meanings in this deed unless the contrary intention appears.

                        Definitions Schedule means the deed called "National RMBS Trusts Definitions Schedule" dated on or about the date of this deed and made between the parties described in schedule 1 to that deed (as amended from time to time).

Definitions Schedule
                1.2 Except to the extent to which words and phrases are otherwise defined in this deed, words and phrases defined in the Definitions Schedule or in the Supplemental Deed for a Trust shall bear the same meaning in this deed when used in respect of that Trust. In the event of any inconsistency between a definition in the Definitions Schedule and the Supplemental Deed for a Trust, the definitions in the Supplemental Deed will prevail. No change to the Definitions Schedule or to the Supplemental Deed for a Trust will affect the interpretation of this deed unless the change has been agreed to by the Security Trustee.

Miscellaneous
                1.3 Clauses 1.2 to 1.5 (inclusive) of the Definitions Schedule are deemed to be incorporated in this deed as if they were set out in full.

                1.4 The Issuer Trustee, the Global Trust Manager, the Security Trustee and the Note Trustee will only have rights and obligations under this deed in respect of a Trust where the Supplemental Deed for that Trust specifies that this deed (and the Deed of Charge relating to that Trust) is to apply to that Trust.

2        Declaration of Security Trust
------------------------------------------------------------------------------
Declaration of Security Trust
                2.1 The Security Trustee declares that it holds the sum of $10 (contributed by the Global Trust Manager) and will hold the Security Trust Fund in respect of each Security Trust on trust for persons who are the Secured Creditors of the Trust referable to that Security Trust from time to time.

Commencement and Termination
                2.2 A Security Trust will commence on the date on which the Deed of Charge in respect of that Security Trust is executed and terminates on the earlier of:

                        (a) the Vesting Date in respect of that Security Trust; and

                        (b) the date on which the related Trust is terminated in accordance with the Master Trust Deed.

                                                                             3
------------------------------------------------------------------------------
Name of Security Trust
                2.3 The name of each Security Trust will be the "National RMBS X-Y Security Trust", where X is the year in which the relevant Security Trust is created and Y is the consecutive number of the Security Trust created in that year (or such other name agreed between the Issuer Trustee, the Security Trustee and the Global Trust Manager).

Rights of Secured Creditors
                2.4 The Secured Creditors of a Security Trust are bound by, and are deemed to have notice of, the provisions of the Transaction Documents of the Trust to which the Security Trust relates. The rights of the Secured Creditors of a Security Trust are limited by the terms of such Transaction Documents.

                2.5 Without limiting clause 2.4, no Secured Creditor in respect of a Trust is entitled (other than as permitted by this deed or any other Transaction Document in respect of that Trust) to:

                        (a) interfere with any Trust or any rights or powers of the Global Trust Manager or the Issuer Trustee under the Master Trust Deed or any other Transaction Document in respect of that Trust;

                        (b) exercise a right in respect of an Asset of any Trust or lodge a caveat or other notice affecting an Asset of any Trust or otherwise claim any interest in an Asset of any Trust;

                        (c) subject to the Transaction Documents for that Trust, require the transfer to it of any Asset of any Trust;

                        (d)     seek to terminate or wind up any Trust;

                        (e) have any recourse whatsoever to the Issuer Trustee or the Global Trust Manager in its personal capacity except in the case of fraud, negligence or breach of trust on the part of the Issuer Trustee or the fraud, negligence or material breach of obligation on the part of the Global Trust Manager; or

                        (f) seek to remove the Issuer Trustee or the Global Trust Manager.

                        However, nothing in this clause prevents a Secured Creditor from:

                                (i)     exercising its rights in connection
                                        with any Transaction Document in
                                        respect of that Trust;

                                (ii)    taking proceedings to obtain an
                                        injunction or other order to
                                        restrain any breach of any
                                        Transaction Document in respect
                                        of that Trust; or

                                (iii)   taking proceedings to obtain
                                        declaratory relief in relation to
                                        any Transaction Document in respect
                                        of that Trust.

                                                                             4
------------------------------------------------------------------------------
3        Payments
------------------------------------------------------------------------------
Payment to Security Trustee
                3.1 Subject to clause 3.2, the Issuer Trustee agrees to pay the Secured Money referable to a Trust to the Security Trustee in accordance with the terms of the Transaction Documents for that Trust.

Discharge by Payment to Secured Creditors
                3.2
                        (a) The payment of the Secured Money of a Trust by the Issuer Trustee to a Secured Creditor of that Trust in accordance with the terms of the Transaction Documents for that Trust will discharge the Issuer Trustee from any obligation to pay that amount to the Security Trustee in accordance with clause 3.1.

                        (b) Clause 3.2(a) does not affect or limit the obligation of the Issuer Trustee to pay to the Security Trustee any Secured Money of a
                                Trust payable to the Security Trustee on its own account pursuant to the terms of any Transaction Document for that Trust.

Election by Security Trustee
                3.3 The Security Trustee may elect, at any time after an Event of Default has occurred in respect of a Trust, to require payment to it of all or part of the Secured Money for that Trust. Clause 3.2(a) will not apply if any such election is made by the Security Trustee.

4        Covenants by Issuer Trustee
------------------------------------------------------------------------------
General Covenants
                4.1 The Issuer Trustee, in respect of each Trust, agrees to:

                        (a) (observe Master Trust Deed) observe the terms of the Master Trust Deed and the Supplemental Deed for that Trust in dealing with the Secured Property of that Trust;

                        (b) (copy of Register) at the same time or as soon as practicable after a notice referred to in clause 4.1(e) is given to the Security Trustee, provide to the Security Trustee:

                                (i) a current copy of the Register of that Trust maintained in accordance with the Master Trust Deed;

                                (ii) details (including notice details) of each Secured Creditor of that Trust; and

                                (iii) details of the Secured Money owing to each Secured Creditor of that Trust;

                        (c) (provide information) upon request from the Security Trustee (acting reasonably), provide to the Security Trustee such information, copies of any accounting records and other documents, statements and reports required to be maintained

                                                                             5
------------------------------------------------------------------------------
                                by, or that are otherwise in the possession of, the Issuer Trustee, or which the Issuer Trustee is entitled to obtain from any person (including information and documents referred to in clause 4.1(b));

                        (d) (deposit documents) if the Charge in respect of that Trust has taken effect as a fixed charge, deposit with the Security Trustee immediately or as soon as the Issuer Trustee receives them:

                                (i) anything evidencing a Security Interest in respect of that Trust and any document of title given to the Issuer Trustee to secure the payment of a monetary obligation to the Issuer Trustee in respect of that Trust; and

                                (ii)    any documents of title relating to
                                        property over which that Charge
                                        operates as a fixed charge;

                        (e) (Event of Default) notify and provide the Security Trustee and each Current Rating Agency with details of any Event of Default in respect of that Trust of which it becomes actually aware;

                        (f) (actions) do all such things as are necessary or appropriate to give effect to the provisions of this deed and the Deed of Charge for that Trust;

                        (g) (other business) not engage in any business or other activities other than those contemplated by the Transaction Documents for the Trust;

                        (h) (insolvency proceedings) not take any steps to commence or initiate any insolvency, dissolution, consolidation, merger or other similar proceedings in respect of the Trust unless each Current Rating Agency confirms that such proceedings will not result in the downgrade, reduction or withdrawal of the Required Credit Rating in respect of the Trust;

                        (i) (other indebtedness) not incur any financial indebtedness in respect of the Trust except as contemplated by the Transaction Documents for the Trust;

                        (j) (separateness) conduct the business and operations of the Trust in a manner which is separate from, and on an arm's length basis with all other business conducted by the Issuer Trustee;

                        (k)     (subsidiaries) not establish any subsidiaries;
                                and

                        (l) (bank accounts) not open or maintain any bank accounts in respect of the Trust other than as contemplated by the Transaction Documents for that Trust.

                                                                             6
------------------------------------------------------------------------------
Covenants in respect of Secured Property
                4.2     The Issuer Trustee, in respect of each Trust, will not:

                        (a) dispose of, deal with or part with possession of any interest in the Secured Property of that Trust over which the Charge in respect of that Trust is floating in any manner except as permitted by the Transaction Documents;

                        (b) without the prior written consent of the Security Trustee, dispose of, deal with or part with possession of any interest in, or permit a set-off or combination of, accounts in respect of the Secured Property of that Trust over which the Charge in respect of that Trust is fixed in any manner except as permitted by the Transaction Documents; or

                        (c) without the prior written consent of the Security Trustee, create or allow to come into existence an Encumbrance (other than pursuant to this deed or the Deed of Charge in respect of that Trust) which affects any Secured Property of that Trust (except an Encumbrance which is created by the operation of law or as permitted by the Transaction Documents for that Trust).

                4.3 If the Issuer Trustee creates or allows to exist an Encumbrance over any Secured Property of a Trust in breach of clause 4.2(c), without the consent of the Security Trustee, then, despite anything contained in this deed or any other agreement in connection with the provision of the Secured Money in respect of that
                        Trust:

                        (a) the Issuer Trustee must immediately procure that; and

                        (b) the Security Trustee and the Secured Creditors of that Trust need not provide any further accommodation which would form part of the Secured Money of that Trust until the Issuer Trustee procures that, a priority agreement is entered into between the Issuer Trustee, the Security Trustee and the encumbrancer in a form acceptable to the Security Trustee. The Security Trustee's other rights which arise if the Issuer Trustee so creates or allows to exist an Encumbrance are not affected by this clause
                        4.3. The Issuer Trustee must provide each Current Rating Agency with written notice of the creation or existence of the Encumbrance.

Global Trust Manager Undertakings
                4.4 The Global Trust Manager undertakes to the Issuer Trustee and the Security Trustee that it will not knowingly give any direction to the Issuer Trustee under the Transaction Documents which would, if complied with, result in the Issuer Trustee breaching the terms of this deed or any other Transaction Document.

                4.5 At the request of the Issuer Trustee or the Security Trustee, the Global Trust Manager must provide to the Issuer Trustee or the Security Trustee, as the case may be, the information and other material referred to in clauses 4.1(b)(ii) and (iii) and clause 4.1(c) to the extent that such

                                                                             7
------------------------------------------------------------------------------
                       information is in the possession of the Global Trust Manager or which the Global Trust Manager is entitled to obtain from any person and the Global Trust Manager is permitted, under any applicable privacy legislation, to provide that information or material to the Issuer Trustee or the Security Trustee, as the case may be.

5        Further assurances
------------------------------------------------------------------------------
Issuer Trustee Assurances
                5.1 The Issuer Trustee, in respect of each Trust, agrees to:

                        (a) execute in favour of the Security Trustee, or as the Security Trustee directs, and in a form acceptable to the Security Trustee, further documents; and

                        (b)     do the things the Security Trustee stipulates,

                        to provide more effective security to the Security Trustee over the Secured Property of the relevant Trust, for the payment of the Secured Money of the relevant Trust and to enable the Security Trustee to exercise its rights in connection with that Secured Property.

Completion of Instruments
                5.2 An Authorised Person of the Security Trustee may fill in any blanks in this deed and in any Deed of Charge and complete in favour of the Security Trustee or anyone purchasing under the powers given by this deed any instrument executed by or on behalf of the Issuer Trustee in blank and deposited with the Security Trustee in connection with this deed or any Deed of Charge.

Registration of Charge
                5.3 The Global Trust Manager (on behalf of the Security Trustee) must register the Charge in respect of each Trust at the Issuer Trustee's expense as a charge on the register of charges maintained by the Australian Securities and Investments Commission under the Corporations Act. The Issuer Trustee agrees to procure execution of all documents required by the Global Trust Manager which are necessary to register each such Charge and to provide evidence to the Security Trustee promptly after registration is completed.

6        Representations and warranties
------------------------------------------------------------------------------
                6.1 The Issuer Trustee, as trustee of each Trust, represents and warrants that:

                        (a) (no breach) it is not in breach of any material provision of the Master Trust Deed or the relevant Supplemental Deed;

                        (b) (power) it has power to enter into this deed and the Deed of Charge in respect of the Trust, and to observe its obligations under them and to allow them to be enforced;

                                                                             8
------------------------------------------------------------------------------
                        (c) (authorisations) it has in full force and effect the authorisations necessary to exercise the powers referred to in paragraph
                                (b) above;

                        (d) (no contravention) this deed, the Deed of Charge in respect of the Trust and the transactions under them do not contravene its constituent documents or any law, regulation or official directive or any of its obligations or undertakings by which it or any of its assets are bound;

                        (e) (creation of Trust) the Trust has been validly created;

                        (f) (appointment of Issuer Trustee) the Issuer Trustee has been validly appointed as the trustee of the Trust;

                        (g) (sole trustee) the Issuer Trustee is the sole trustee of the Trust;

                        (h) (no removal) so far as the Issuer Trustee is aware, there are no proceedings to remove the Issuer Trustee as trustee; and

                        (i) (title) it is the legal owner, or owner in equity, of the Secured Property.

Global Trust Manager representation and warranties
                6.2 The Global Trust Manager, as manager of each Trust, represents and warrants that:

                        (a) (no breach) it is not in breach of any material provision of the Master Trust Deed;

                        (b) (power) it has the power to enter into this deed and the Deed of Charge in respect of the Trust, and to observe its obligations under them and allow them to be enforced;

                        (c) (authorisations) it has in full force and effect the authorisations necessary to exercise the powers referred to in paragraph (b);

                        (d) (no contravention) as far as the Global Trust Manager is aware, this deed, the Deed of Charge and the transactions under them do not contravene its constituent documents or any law, regulation or official directive or any of its obligations or undertakings by which it or any of its assets are bound;

                        (e) (appointment of Global Trust Manager) the Global Trust Manager has been validly appointed as trust manager of the Trust; and

                        (f) (no removal) as far as the Global Trust Manager is aware, there are no proceedings to remove the Global Trust Manager as trust manager.

                6.3     The representations and warranties in clauses 6.1 and
                        6.2 are taken to be made in respect of a Trust on the date of execution of the Deed of Charge for that Trust.

                                                                             9
------------------------------------------------------------------------------
7        General powers, rights and responsibilities
------------------------------------------------------------------------------
Power to Invest
                7.1 All moneys received by the Security Trustee and not required to be applied immediately under any of the discretions or powers contained in this deed may be placed at the time by the Security Trustee in Authorised Investments.

Other Powers
                7.2 The Security Trustee may, whenever it thinks it expedient in the interests of the Secured Creditors of a Trust, apply to any court for directions in relation to any question of law or fact arising either before or after an Event of Default in respect of that Trust and assent to, and approve of, or oppose any application to any court made by or at the instance of any Secured Creditor of that Trust, the Issuer Trustee or the Global Trust Manager.

                        Further, the Security Trustee:

                        (a) (defend Security Trust Fund) may take such action as it is directed to take by an Extraordinary Resolution of Voting Secured Creditors of a Trust to defend the Security Trust Fund referable to that Trust against any legal proceedings that, if successful, might adversely affect the Security Trust Fund referable to that Trust; and

                        (b) (defend itself as Security Trustee) may take such action as it considers necessary to defend itself as trustee of the Security Trust against any legal proceedings.

Discretion of Security Trustee as to Exercise of Powers
                7.3 Subject to any express provision to the contrary contained in this deed, the Security Trustee will, as regards all the powers, authorities and discretions vested in it by this deed have absolute discretion as to the exercise of them in all respects and, in the absence of fraud, negligence or breach of trust on its part, the Security Trustee will not be in any way responsible for any loss, costs, damages, claims or obligations that may result from the exercise or non-exercise of them.

Limitation on Security Trustee's Actions
                7.4 Notwithstanding knowledge by, or notice to, the Security Trustee of any Event of Default or breach anticipatory or actual of, or default under, any covenant, obligation, condition or provision by the Issuer Trustee or the Global Trust Manager contained in or imposed by this deed or the Master Trust Deed, the Security Trustee is only required to take all such steps and do all such things as it is empowered to do having regard to the powers, authorities and discretions vested in it pursuant to this deed and the obligations imposed on the Security Trustee by this deed.

Limitations on Security Trustee's Responsibility
                7.5     The Security Trustee is not to:

                        (a) be held responsible if it acts upon any resolution purporting to have been passed at any meeting of the Voting Secured

                                                                            10
------------------------------------------------------------------------------
                                Creditors of a Trust at which minutes were made and signed even though it may subsequently be found that there was some defect in the constitution of the meeting or the passing of the resolution or that for any other reason the resolution was not valid or binding upon any of those Voting Secured Creditors whom it purports to bind or upon the Security Trustee;

                        (b) be obliged to notify the Secured Creditors of a Trust of the happening of any Event of Default insofar as they relate to that Trust except in the circumstances set out in clause 9.1;

                        (c) be bound or concerned to examine or enquire into, nor be liable for any defect or failure in, the title of the Issuer Trustee to any Secured Property;

                        (d) be under any liability whatsoever for acting in accordance with any direction obtained from the Secured Creditors or the Voting Secured Creditors (as the case may be) of a Trust at a meeting convened under clause 9; and

                        (e) be under any liability whatsoever for a failure to take any action in respect of any breach by the Issuer Trustee of its duties as trustee of the Trust of which the Security Trustee is not actually aware or in respect of any Event of Default in respect of a Trust of which the Security Trustee is not actually aware, except to the extent that any such matter or liability is caused by the fraud, negligence or breach of trust of the Security Trustee.

No Liability
                7.6     The Security Trustee is not liable:

                        (a) for any loss, costs, damages or expenses arising out of the exercise or non-exercise of a discretion or for any act or omission on its part under this deed;

                        (b) for any loss, costs, damages or expenses arising out of the exercise or non-exercise of a discretion of the Issuer Trustee or the Global Trust Manager or the act or omission of the Issuer Trustee or the Global Trust Manager;

                        (c) for any loss caused by its failure to check any information, document, form or list supplied or purported to be supplied to it by the Issuer Trustee or the Global Trust Manager;

                        (d) to the Secured Creditors of a Trust or any other person for any liability or thing beyond the extent to which it can be satisfied out of property of the Security Trust Fund referable to that Trust out of which the Security Trustee is actually indemnified for the liability or thing;

                        (e) to make a payment to any Secured Creditor except out of funds held for that purpose pursuant to this deed; or

                                                                            11
------------------------------------------------------------------------------
                        (f)     for any other act or omission on its part,

                        except, in all cases, to the extent that the relevant matter is due to the fraud, negligence or breach of trust of the Security Trustee.

Security Trustee not responsible for monitoring
                7.7     (a)     Each Secured Creditor is taken to confirm that:

                                (i)     it has made its own appraisal and
                                        investigation of the business,
                                        financial condition, status and
                                        affairs of the Global Trust
                                        Manager, the Servicer, the Issuer
                                        Trustee and each other party to
                                        each Transaction Document, of the
                                        Assets of each Trust and of the
                                        property comprising the Security
                                        Trust Fund referable to that Trust;

                                (ii)    it is solely responsible for
                                        continuing that appraisal and
                                        investigation after the date of
                                        this deed;

                                (iii)   it has not entered into any
                                        Transaction Document as the result
                                        of any inducement from, or
                                        representation or statement by, the
                                        Security Trustee; and

                                (iv)    it has made its own appraisal of
                                        its financial return under the
                                        Transaction Documents.

                        (b) Each Secured Creditor is taken to confirm that it has not relied, and will not rely, on the Security Trustee at any time, and that the Security Trustee is not required:

                                (i)     to provide it with any information
                                        concerning the business, financial
                                        condition, status or affairs of the
                                        Global Trust Manager, the Servicer,
                                        the Issuer Trustee or any other
                                        party to any Transaction Document;

                                (ii)    to investigate the adequacy,
                                        accuracy or completeness of any
                                        information provided by the Global
                                        Trust Manager, the Servicer, the
                                        Issuer Trustee or any other party
                                        to any Transaction Document in
                                        connection with the Transaction
                                        Documents (whether or not the
                                        information is provided to that
                                        Secured Creditor by the Security
                                        Trustee);

                                (iii)   to assess or keep under review the
                                        business, financial condition,
                                        status or affairs of the Global
                                        Trust Manager, the Servicer, the
                                        Issuer Trustee or any other party
                                        to any Transaction Document or to
                                        inspect any of their properties or
                                        books;

                                (iv)    to investigate whether or not an
                                        Event of Default has occurred in
                                        respect of a Trust; or

                                (v)     to investigate or keep itself
                                        informed as to the performance by
                                        any other party to any Transaction
                                        Document of its obligations under
                                        any Transaction

                                                                            12
------------------------------------------------------------------------------
                                        Document, or any other document or
                                        agreement to which one or more of
                                        them is a party.

                        (c) Except to the extent contemplated by another Transaction Document, the Security Trustee has no duty or responsibility, but is authorised in its absolute discretion, to provide any Secured Creditor of a Trust with any credit or other information concerning the assets, liabilities, financial condition or business of the Issuer Trustee, the Trust or (to the extent that it is relevant to the performance by that person of its obligations under the Transaction Documents) the Global Trust Manager or the Servicer which may come into the possession of the Security Trustee.

Security Trustee's Further Duties
                7.8 Subject to this deed, the Security Trustee must comply with the duties imposed on it by this deed and must:

                        (a) act continuously as trustee of each Security Trust until it is terminated in accordance with this deed or until the Security Trustee has retired or been removed in accordance with this deed;

                        (b) exercise all due diligence and vigilance in carrying out its functions and duties under this deed and each Deed of Charge;

                        (c) subject to this deed, retain each Security Trust Fund in safe custody and hold it on trust for the Secured Creditors of the relevant Trust upon the terms of this deed and the relevant Deed of Charge; and

                        (d) not sell, mortgage, charge or part with the possession of any part or the whole of the Security Trust Fund referable to a Trust (or permit any of its officers, agents and employees to do so) except as permitted or contemplated by this deed and the relevant Deed of Charge.

Acceptance of Certificates etc.
                7.9 The Security Trustee is, for any purpose and at any time, entitled to rely on, act upon, accept and regard as conclusive and sufficient (without being in any way bound to call for further evidence or information or being responsible for any loss that may be occasioned by such reliance, acceptance or regard) any of the following:

                        (a) any information, report, balance sheet, profit and loss account, certificate or statement supplied by the Issuer Trustee or the Global Trust Manager or by any officer, auditor or solicitor of the Issuer Trustee or the Global Trust Manager including the Register of a Trust and any other details of the identity of, Secured Moneys owing to, and notice details of, any Secured Creditor of a Trust;

                        (b) all statements (including statements made or given to the best of the maker's knowledge and belief or similarly qualified)

                                                                            13
------------------------------------------------------------------------------
                                contained in any information, report, balance sheet, profit and loss account, certificate or statement given pursuant to, or in relation to, this deed or the Master Trust Deed; and

                        (c) all accounts supplied to the Security Trustee pursuant to this deed and all reports of the Auditor supplied to the Security Trustee pursuant to this deed,

                        except, in each case, when it is actually aware that the information supplied pursuant to clauses (a) to
                        (c) is incorrect.

Act on Opinion of Experts
                7.10 The Security Trustee may in relation to this deed or the rights, powers or obligations conferred or imposed by this deed act on the advice or opinion or information received from any adviser of a kind appropriate to the particular case including any lawyer, banker, accountant, securities company, broker or valuer or other expert in Australia or elsewhere, whether obtained by the Security Trustee or otherwise (including by the Issuer Trustee or the Global Trust Manager). The Security Trustee is not responsible for any loss occasioned by so acting in good faith and any such advice or opinion or information may be given verbally or by letter or otherwise. The Security Trustee is not to be liable for any loss occasioned by acting in good faith on any opinion, advice and information purporting to be so conveyed although the same contains some error or is not authentic unless it has reasonable grounds to believe such advice, opinion or information not to be authentic.

Right to Rectify
                7.11 The Security Trustee may do anything which should have been done by the Issuer Trustee under this deed or under the Deed of Charge but which has not been done or which the Security Trustee considers has not been done properly, but the Security Trustee is under no obligation to do so.

Consent to Dealings
                7.12 During such time that a Charge has effect as a floating charge over the relevant Secured Property, the Issuer Trustee may dispose of, or deal with, such Secured Property to the extent permitted by the Master Trust Deed and the Supplemental Deed for the relevant Trust.

Ascertain Event of Default
                7.13    The Security Trustee need not:

                        (a) without limiting any other provision of this deed, notify any person of the execution of this deed or any Deed of Charge; or

                        (b) take any steps to ascertain whether there has occurred any:

                                (i)     Event of Default in respect of a
                                        Trust; or

                                (ii)    event which constitutes, or which
                                        with the giving of notice or the
                                        lapse of time would constitute, an
                                        Event of Default in respect of a
                                        Trust.

                                                                            14
------------------------------------------------------------------------------
                        Nothing in this clause limits or restricts the duties of the Security Trustee to take any action in accordance with clause 9.1 or clause 9.9 of this deed if it becomes actually aware of, or has actual notice of, an Event of Default in respect of a Trust.

                        Until it has actual notice to the contrary, the Security Trustee may assume that no Event of Default has occurred in respect of a Trust and that the Issuer Trustee and the Global Trust Manager are observing and performing all the obligations on their part contained in the Transaction Documents in respect of the Trust and need not inquire whether that is, in fact, the case.

No duty to investigate
                7.14 The Security Trustee has no duty to keep itself informed about the circumstances of the Issuer
                        Trustee or the Global Trust Manager, or the performance by the Issuer Trustee or the Global
                        Trust Manager of their respective obligations under this deed, any Deed of Charge or the other Transaction Documents or (subject to the express requirements of this deed) to consider or provide any Secured Creditor with any information with respect to the Issuer Trustee or the Global Trust Manager.

Liability must be limited
                7.15 Except for the obligations imposed on it under clause 9.1, the Security Trustee is not obliged to do or omit to do any thing including enter into any transaction or incur any liability unless the Security Trustee's liability is limited in a manner which is consistent with clause 25.2.

Not use own funds
                7.16 Except as required by clause 9.1 or clause 9.9, the Security Trustee will not be under any obligation for whatever reason to advance or use its own funds for the payment of any costs, expenses or liabilities whatsoever.

Cover for costs
                7.17

                        (a) Before exercising a right, power or discretion or performing an obligation as Security
                                Trustee (except the power to provide a notice to all Secured Creditors in accordance with clause 9.1(a) and to convene a meeting of Voting Secured Creditors in accordance with clause 9.1(b)), the Security Trustee need not act unless its liability is limited in a manner satisfactory to it or , if required by the Security Trustee, until the Voting Secured Creditors place it in funds equivalent to the amount which the Security Trustee determines may become liabilities of the Security
                                Trustee in respect of that act (or until the Voting Secured Creditors provide an indemnity to the Security Trustee in respect of those liabilities in a form acceptable to it, acting reasonably), provided that no Voting Secured Creditor shall be under any obligation to either contribute to such placing of funds or provide such indemnity to the Security Trustee if that Secured Creditor has no Secured Moneys due or payable to it at that time.

                                                                            15
------------------------------------------------------------------------------
                        (b) If the Voting Secured Creditors do not place the Security Trustee in funds, or do not provide the indemnity, in the manner contemplated by paragraph (a), then the Security Trustee is not required to exercise the relevant right, power or discretion or perform the relevant obligation.

Receipt of instructions
                7.18 Without limiting its rights, powers and discretions, but subject to its express duties or obligations under clause 9 of this deed, the Security Trustee will not be required to exercise any right, power or discretion (including to require anything to be done, form any opinion or give any notice, consent, waiver or approval) without the specific instructions of the Voting Secured Creditors of a Trust given by Extraordinary Resolution. However, the Security Trustee may exercise a right, power or discretion before it receives any such instructions if the Security Trustee reasonably believes that it is in the best interests of the Secured Creditors of the Trust that it does so (and provided that the Security Trustee first notifies in writing the Voting Secured Creditors of its intention to do so).

Dispute or ambiguity
                7.19 In the event of any dispute or ambiguity as to the construction or enforceability of this deed or any other Transaction Document, or the Security Trustee's powers or obligations under or in connection with this deed or the determination or calculation of any amount or thing for the purpose of this deed or the construction or validity of any direction from Voting Secured Creditors, the Security Trustee may (but will have no obligation to):

                        (a) obtain and rely on advice from any person referred to in clause 7.10; and

                        (b) apply to a court or similar body for any direction or order the Security Trustee considers appropriate,

                        and provided the Security Trustee is using reasonable endeavours to resolve such ambiguity or dispute, the Security Trustee, in its absolute discretion, may (but will have no obligation to) refuse to act or refrain from acting in relation to matters affected by such dispute or ambiguity.

No liability for documents
                7.20 The Security Trustee has no responsibility for the form or contents of this deed or any other Transaction Document and will have no liability arising as a result of or in connection with any inadequacy, invalidity or unenforceability of any provision of this deed or the other Transaction Documents except insofar as it applies to the Security Trustee or to any representation and warranty given by the Security Trustee.

Conflict of duty
                7.21

                        (a) If there is at any time a conflict between a duty owed by the Security Trustee to the Noteholders and a duty owed by the Security Trustee to any other Secured Creditor or class of

                                                                            16
------------------------------------------------------------------------------
                                Secured Creditor, then the Security Trustee must give priority to the interests of the Noteholders as a whole.

                        (b) The Security Trustee must give priority to the interests of the Senior Noteholders as a class if, in the opinion of the Security Trustee, there is a conflict between the interests of the Senior Noteholders (on the one hand) and the interests of the Junior Noteholders or other persons entitled to the benefit of this deed and the Deed of Charge in respect of a Trust (on the other hand).

                        (c) Provided that the Security Trustee acts in good faith, it shall not incur any liability to any Secured Creditor for doing so.

Indemnity
                7.22 Without prejudice to any right of indemnity given by law to trustees, the Security Trustee will be indemnified in respect of a Security Trust out of the Security Trust Fund which relates to that Security Trust for all costs, fees, charges, expenses and liabilities incurred in or about the due execution of that Security Trust.

Delegation
                7.23 The Security Trustee may in accordance with this clause authorise in writing specified parties to act as its delegate, attorney or agent to perform its functions under the Transaction Documents (including the holding of Mortgage Title Documents and a power to sub-delegate). The Security Trustee may include provisions in the authorisation to protect and assist those dealing with the delegate, attorney or agent as the Security Trustee thinks fit.

                        The Security Trustee must not delegate to any person any of its trusts, duties, powers, authorities and discretions under this deed or a Deed of Charge in relation to a Security Trust except:

                        (a) subject to this clause, to a Related Entity of the Security Trustee;

                        (b) to the Global Trust Manager, the Servicer or a Receiver in accordance with the provisions of this deed or any other Transaction Document relating to the Security Trust;

                        (c) to any Clearing System (in respect of which the Security Trustee is not liable for its acts or omissions); or

                        (d) in accordance with the provisions of this deed or the Supplemental Deed relating to that Security Trust,

                         provided that, in each case, the Security
                         Trustee must not delegate to such third
                         parties any material part of its powers, duties or obligations as Security Trustee.

                         Where the Security Trustee delegates any of its trusts, duties, powers, authorities and discretions to any person who is a Related Entity of the Security Trustee, the Security Trustee at all times remains liable for the

                                                                            17
------------------------------------------------------------------------------
                         acts or omissions of such Related Entity and for the payment of fees of that Related
                         Entity when acting as delegate. Subject to this, the Security Trustee is not liable for the acts or omissions of any delegate, attorney or agent if it appointed the delegate, attorney or agent in good faith.

                7.24 Any delegation made by the Security Trustee under clause 7.23 in respect of a Security Trust will automatically terminate if the Security Trustee retires, or is removed, in accordance with clause 16 of this deed in respect of that Security Trust.

                7.25    The Security Trustee has no duties,
                        obligations or responsibilities other than those expressly set out in this deed.

No Liability
                7.26 Without limitation, the Security Trustee is not liable for:

                        (a)     any decline in the value or loss
                                realised upon any sale or other
                                dispositions made under this deed
                                of any Secured Property or any
                                other property charged to the
                                Security Trustee by any other
                                person in respect of or relating to
                                the obligations of any person in
                                respect of the Issuer Trustee or
                                the Secured Money or relating in
                                any way to the Secured Property;

                        (b)     any decline in value directly or
                                indirectly arising from the
                                Security Trustee acting or failing
                                to act as a consequence of an
                                opinion reached by it; or

                        (c)     any omission delay or mistake or
                                any loss or irregularity in or
                                about the exercise, attempted
                                exercise, non-exercise or purported
                                exercise of any of its powers under
                                this deed or a Deed of Charge,

                        except to the extent caused or contributed to by any fraud, negligence or breach of trust on the part of the Security Trustee.

8        Crystallisation of floating charge
------------------------------------------------------------------------------
Crystallisation
                8.1 If the Charge referable to a Trust has not otherwise taken effect as a fixed charge over all of the Secured Property referable to that Trust, it automatically takes effect as a fixed charge over the Secured Property of that Trust in respect of which the Charge has not previously taken effect as a fixed charge immediately prior to the occurrence of any of the following events:

                        (a)     an Event of Default occurs in
                                respect of that Trust;

                        (b)     the Issuer Trustee breaches any of
                                the covenants in clause 4.2 of this
                                deed in respect of that Trust;

                        (c)     the Australian Federal Commissioner
                                of Taxation (or some person authorised
                                to issue on his behalf) issues a notice
                                in respect of tax due by the
                                Issuer Trustee under sections 218 or

                                                                            18
------------------------------------------------------------------------------
                                255 of the Income Tax Assessment Act 1936
                                (Cwth) or under section 74 of the Sales
                                Tax Assessment Act 1992 (Cwth) or under
                                any similar provision of any law;

                        (d) the Issuer Trustee files an Australian tax return which results in Tax becoming due by the Issuer Trustee in its capacity as trustee of that Trust which is not paid on time; or

                        (e) if the law provides that the Charge becomes fixed.

Replacement of fixed charge with floating charge
                8.2 Subject to clauses 8.3 and 8.4 and in respect of any Relevant Secured Property of a Trust, the Security
                        Trustee:

                        (a) must give notice of the fixing of such Charge in respect of the Relevant Secured Property to the Issuer Trustee and each Current Rating Agency promptly after becoming actually aware of the fixing of such Charge in respect of the Relevant Secured Property; and

                        (b) may and, if directed by Voting Secured Creditors of that Trust who in aggregate are owed not less than 90% of the Secured Money of that Trust at the time, the Security Trustee must, give a notice to the Issuer Trustee stating that, from the effective date specified in the notice, it no longer requires that Charge to operate as a fixed charge over the Relevant Secured Property of that Trust specified in the notice. Any such notification does not prejudice the rights of the Security Trustee to give a notice to the Issuer Trustee stating that the charge takes effect as a fixed charge or the fixing of the charge again in accordance with clause 8.1.

Subsequent dealing
                8.3 From the effective date specified in a notice given under clause 8.2(b):

                        (a)     the Issuer Trustee may deal with the
                                Relevant Secured Property the subject of the notice, if it was acquired by the Issuer Trustee before the effective date of the notice, as if it had always been charged by way of floating charge under this deed;

                        (b) the floating charge given by the relevant Deed of Charge over the Relevant Secured Property the subject of the notice acquired by the Issuer Trustee on or after the effective date of the notice continues to operate as a floating charge as if it had never been a fixed charge; and

                        (c) a person dealing with the Issuer Trustee in relation to the Relevant Secured Property the subject of the notice may rely on the notice from the Security Trustee as conclusive evidence that, as at the time the notice is issued, such Relevant Secured Property is charged by way of floating charge.

                                                                            19
------------------------------------------------------------------------------
Further charge
                8.4 The Issuer Trustee charges, by way of floating charge and further assurance, the Relevant Secured Property the subject of a notice given pursuant to clause 8.2(b) to the Security Trustee as security for payment of the Secured Money on the same terms as the relevant Charge.

9        Security Trustee to convene meetings
------------------------------------------------------------------------------
Convene Meetings
                9.1 Subject to clause 9.5, the Security Trustee must, upon becoming actually aware of the occurrence of an Event of Default in respect of a Trust, take the following steps:

                        (a) notify all Secured Creditors of that Trust that the Charge granted in respect of that Trust has taken effect as a fixed charge over all of the Secured Property of that Trust and provide to those Secured Creditors full details of the Event of Default as advised to the Security Trustee under clause 4.1(e) or otherwise known to the Security Trustee and the actions and procedures which the Issuer Trustee and the Global Trust Manager have notified the Security Trustee are being taken or will be taken by the Issuer Trustee and the Global Trust Manager to remedy the relevant Event of Default; and

                        (b) do all such things as are necessary or appropriate to promptly convene a meeting of the Voting Secured Creditors of that Trust in accordance with the provisions of clause 10.

Extraordinary Resolutions
                9.2 Subject to the terms of the Supplemental Deed for the relevant Trust, at a meeting of Voting Secured Creditors of a Trust referred to in clause 9.1(b), the Voting Secured Creditors of that Trust must vote on whether to direct the Security Trustee by Extraordinary Resolution to:

                        (a) declare the Secured Moneys in respect of that Trust immediately due and payable;

                        (b) appoint a Receiver in accordance with clause 11 (and, if a Receiver is to be appointed, the Voting Secured Creditors of that Trust must determine the amount of the Receiver's remuneration);

                        (c) instruct the Security Trustee in writing to sell and realise the Secured Property of that Trust where the Security Trustee has agreed to do so; or

                        (d) take such other action as the Voting Secured Creditors may specify in the terms of such Extraordinary Resolution and which the Security Trustee indicates that it is willing to take.

Notice
                9.3 If the Voting Secured Creditors of a Trust pass an Extraordinary Resolution pursuant to this clause 9 at a meeting convened following an

                                                                            20
------------------------------------------------------------------------------
                        Event of Default in respect of that Trust, the Security Trustee must notify the Issuer
                        Trustee and the Global Trust Manager in writing one Business Day after such Extraordinary
                        Resolution is so passed of any direction thereby given to the Security Trustee by the Voting Secured Creditors of that Trust.

No obligation to appoint Receiver
                9.4 The Security Trustee must not take any steps to appoint a Receiver under clause 11 or otherwise to enforce the Charge created under a Deed of Charge unless:

                        (a)     the Voting Secured Creditors of the
                                relevant Trust have passed an
                                Extraordinary Resolution referred
                                to in clause 9.2 or at a meeting
                                convened pursuant to clauses 9.6,
                                9.7 or 9.8; or

                        (b)     in the opinion of the Security
                                Trustee, the delay required to
                                obtain the consent of the Voting
                                Secured Creditors of the relevant
                                Trust would be prejudicial to the
                                interests of those Voting Secured
                                Creditors.

                        Nothing in this clause 9.4 affects or
                        restricts the operation of clause 8 of this deed.

Waiver of Event of Default
                9.5 The Security Trustee may, at its discretion but not in contravention of an Extraordinary Resolution of the Voting Secured Creditors, waive or ignore an Event of Default in respect of a Trust or determine that any event that would otherwise be an Event of Default will not be treated as such, if such action, in the opinion of the Security Trustee, will not be prejudicial to the interests of the Secured Creditors of that Trust.

Meetings
                9.6 The Security Trustee may at any time convene a meeting of Voting Secured Creditors of a Trust to consider such Extraordinary Resolutions as are put to the meeting by the Security Trustee including, without limitation, resolutions put for the purpose of seeking directions from Voting Secured Creditors as to the exercise of its powers and duties and performance of its obligations.

Global Trust Manager convenes meeting
                9.7 If the Security Trustee fails to convene a meeting in accordance with clause 9.1(b), the Global Trust Manager may convene a meeting of the relevant Voting Secured Creditors in accordance with this clause 9. Any such meeting is to have only the same powers as if convened by the Security Trustee and is to be conducted in accordance with the provisions of clause 10.

Secured Creditors convene meeting
                9.8 The Voting Secured Creditors of a Trust who in aggregate are owed not less than 10% of the Secured Money of a Trust may convene a meeting of Voting Secured Creditors at any time. Any such meeting is to have only the same powers as if convened by the Security Trustee or the Global Trust Manager pursuant to this clause 9 and is to be conducted in accordance with the provisions of clause 10.

                                                                            21
------------------------------------------------------------------------------
Notice of Event of Default
                9.9 If the Security Trustee becomes actually aware of the occurrence of an Event of Default in respect of a Trust, and the Issuer Trustee has not given the Security
                        Trustee notice in accordance with clause
                        4.1(e), the Security Trustee must give the Issuer Trustee notice of the occurrence of that Event of Default.

Notice of action to remedy Event of Default
                9.10 If the Issuer Trustee and the Global Trust Manager take any action or procedures referred to in clause 9.1(a) to remedy an Event of Default in respect of a Trust, both the Issuer Trustee and the Global Trust Manager must keep the Security Trustee informed of those actions and procedures.

Limitation on rights of Secured Creditors
                9.11 Subject to this deed, the powers, rights and remedies conferred on the Security Trustee by this deed are exercisable by the Security Trustee only, and no Secured Creditor is entitled without the written consent of the Security Trustee to exercise the same or any of them. Without limiting the generality of the foregoing, no Secured Creditor is entitled to enforce the Deed of Charge in respect of a Trust or the provisions of this deed or to appoint or cause to be appointed a Receiver to any of the Secured Property or otherwise to exercise any power conferred by the terms of any applicable law on charges except as provided in this deed and the Deed of Charge in respect of the Trust.

10       Meeting of Voting Secured Creditors
------------------------------------------------------------------------------
Notice of Meeting
                10.1    (a)     The Security Trustee, if it wishes to
                                convene a meeting of Voting Secured
                                Creditors, must give at least five days' notice specifying the place, day and hour of the meeting and the general nature of the business to be transacted and containing such or any further information as the Security Trustee may think fit and the terms of any resolution of which the Security
                                Trustee is aware will be proposed.

                        (b)     Subject to clause 10.2, such notice
                                must be sent to all Voting Secured
                                Creditors of the relevant Trust.
                                The accidental omission to send
                                such notice to, or the non-receipt
                                of a notice of meeting by, any such
                                Voting Secured Creditor will not
                                invalidate the meeting.

                        (c)     The Security Trustee must notify
                                the Issuer Trustee and the Global
                                Trust Manager of the place, day and
                                hour of the meeting and of the
                                nature of the business to be
                                transacted at that meeting.

                        (d)     The omission to give a notice
                                referred to in the preceding
                                paragraph (c) to either the Global
                                Trust Manager or the Issuer Trustee
                                will invalidate the meeting, but
                                the party who failed to receive the
                                notice may waive the same.

                                                                            22
------------------------------------------------------------------------------
                        (e)     The Security Trustee, the Issuer
                                Trustee and the Global Trust
                                Manager and any person on behalf of
                                any of them and its solicitors and
                                any officer, solicitor or auditor
                                of any of them and any counsel
                                instructed by the solicitor of any
                                of them may attend any meeting or
                                any adjourned meeting of Voting
                                Secured Creditors and all such
                                persons have the right of audience
                                at such meeting.

                        (f)     Notwithstanding the other
                                provisions of this clause 10, a
                                resolution of Voting Secured
                                Creditors (including an
                                Extraordinary Resolution) may be
                                passed, without any meeting or
                                previous notice being required, by
                                an instrument or instruments in
                                writing which has or have:

                                (i)     been signed by or on behalf of all
                                        Voting Secured Creditors; and

                                (ii)    been presented to the Security
                                        Trustee for entry in the records
                                        referred to in clause 10.21.

Advertisement of Meeting in Newspaper
                10.2 Instead of the notice requirements of clause 10.1, but without limiting any obligations of the Issuer Trustee or the Note Trustee in respect of a Trust to provide the notices required by the Note Trust Deed for a Trust, notice of any meeting of the Voting Secured Creditors of a Trust may be given by advertisement in a daily newspaper circulating generally throughout the relevant jurisdictions and by electronic means (including without limitation email or otherwise as agreed between the Security Trustee and the Global Trust Manager) at least five days before the proposed meeting and giving the same details as set out in clause 10.1(a). Notwithstanding the foregoing provisions of clauses
                        10.1 and 10.2, if it is so agreed by Voting
                        Secured Creditors who:

                        (a)     are a majority in number of Voting
                                Secured Creditors (present in person or
                                by proxy) having the right to attend and vote at the meeting; and

                        (b) hold or represent between them an amount which is at least 95% of the Secured Money at the time,

                        a resolution may be proposed and passed at a meeting of which no notice has been given in the manner contemplated by this deed.

Quorum
                10.3 No business is to be transacted at any such meeting unless a quorum is present when the meeting proceeds to business. The quorum necessary for a meeting at which any resolution including an Extraordinary Resolution is to be proposed must be at least such number of Voting Secured Creditors (present in person or by proxy) having the right to attend and vote at that meeting who hold or are owed between them an amount which is not less than 67% of the Secured Money at the time.

                                                                            23
------------------------------------------------------------------------------
Quorum at Adjourned Meeting
                10.4 If within 15 minutes from the time appointed for any meeting, a quorum is not present, the meeting must stand adjourned for such period as the chairman directs and notice of the adjourned meeting in accordance with clause 10.1 or clause 10.2 must be given to the Voting Secured Creditors by the Security Trustee.

                        At an adjourned meeting two or more Voting Secured Creditors present in person, holding or who are owed between them an amount which is not less than 50% of the Secured Money at the time form a quorum.

Chairman
                10.5 At a meeting of Voting Secured Creditors, some person nominated by the Security Trustee (whether a Secured Creditor, a representative of the Security Trustee or not) must preside as chairman. If no such person is present within 15 minutes after the time appointed for holding the meeting the Voting Secured Creditors present must choose one of their number to preside as chairman.

Voting
                10.6    (a)     Every question submitted to a meeting of
                                Voting Secured Creditors must be decided in the first instance by a show of hands.
                                In the case of an equality of votes, the chairman both on the show of hands and on a poll is entitled to have a second or casting vote in addition to the vote or votes (if any) to which he may be entitled as a Voting
                                Secured Creditor.

                        (b) The chairman or such number of Voting Secured Creditors (present in person or by proxy) holding or who are owed between them an amount which is not less than 2% of the Secured Money may, before or on the declaration of the result of a show of hands, demand a poll. If at any meeting a poll is so demanded, it must be taken in such manner and, subject to this deed, either at once or after such adjournment as the chairman directs and the result of such poll will be deemed to be the resolution of the meeting in which the poll was demanded as at the date of the taking of the poll.
                                The demand for a poll must not prevent the continuance of meeting for the transaction of any business other than the question on which the poll has been demanded. Any poll demanded at any meeting on the election of a chairman or any question of adjournment must be taken at the meeting without adjournment. The demand for a poll may be withdrawn.

Votes
                10.7    (a)     The Voting Secured Creditors are only entitled
                                to vote:

                                (i)     at a meeting convened by the
                                        Security Trustee following the
                                        occurrence of an event referred to
                                        in clause 9.1(b) to consider the
                                        Extraordinary Resolutions referred
                                        to in clause 9.2 or such other
                                        resolutions put to the meeting (or
                                        at any adjournment of such a
                                        meeting) by the

                                                                            24
------------------------------------------------------------------------------
                                        Security Trustee which are related
                                        to, or incidental to, such
                                        resolutions; and

                                (ii)    at any meeting convened under
                                        clauses 9.6, 9.7 or 9.8 to consider
                                        such Extraordinary Resolutions as
                                        are put to the meeting.

                        (b) On a show of hands every Voting Secured Creditor who is present in person or by proxy and who has the right to vote shall have one vote.

                        (c)     On a poll every Voting Secured Creditor
                                who is present in person or by proxy and has the right to vote shall have one vote for each $10 (but not a part thereof) of the Secured Moneys that the Voting Secured Creditor holds.

Voting by Joint Noteholders
                10.8 In the case of joint holders of a Note, the vote of the senior joint holder who tenders a vote whether in person or by proxy is to be accepted to the exclusion of the votes of the other joint holders and for this purpose seniority is to be determined on the basis of whose name stands first in the Register maintained in accordance with the Master Trust Deed.

Voting by Corporation
                10.9 A corporation being a Voting Secured Creditor may vote by any officer or representative duly authorised in writing who is entitled to speak, demand a poll, vote, act as a proxy and in all other respects exercise the rights of a Voting Secured Creditor and must be reckoned as a Voting Secured Creditor for all purposes.

Voting by Person of Unsound Mind
                10.10 A Voting Secured Creditor of unsound mind or in respect of whom an order has been made by any court having jurisdiction in respect of mental health may vote whether on a show of hands or on a poll by his committee curator bonis or other person in the nature of a committee curator bonis appointed by such court.

Objection to Voter's Qualification
                10.11 No objection is to be raised to the qualification of any voter except at the meeting or adjourned meeting at which the vote objected to is given or tendered and every vote not disallowed at such meeting shall be valid for all purposes. Any such objection made in due time shall be referred to the chairman of the meeting and his decision shall be final and conclusive.

Method of Voting
                10.12 On a show of hands and on a poll votes may be given either personally or by proxy and a proxy is to have the same right of audience as a Voting
                        Secured Creditor.

Proxy Instrument
                10.13 The instrument appointing a proxy must be in writing under the hand of the appointor or of his attorney duly authorised in writing or if the

                                                                            25
------------------------------------------------------------------------------
                        appointor is a corporation either under its common seal or under the hand of an officer or attorney so authorised.

Attendance at Meetings and Appointment of Proxy
                10.14 Each Voting Secured Creditor is entitled to attend and (subject to clause 10.7) to vote at any meeting of Voting Secured Creditors convened under this deed and is entitled to appoint another person (whether a Voting Secured Creditor or not) as his proxy to attend and vote. Such proxy has the same rights as the Voting Secured Creditor to vote, whether on a poll or on a show of hands, to speak and to be reckoned in a quorum.

Voting Authority to be Deposited with Security Trustee
                10.15 The instrument appointing a proxy and the power of attorney or other authority (if any) under which it is signed or a certified copy of such power or authority must be deposited with the Security Trustee or its duly appointed agent not less than 2 days before the time appointed for holding the meeting or adjourned meeting at which the person named in the instrument proposes to vote and in default the instrument or proxy is invalid. A copy of a proxy (and the authority under which it is signed) sent by fax will be sufficient for the foregoing requirement provided the relevant original or certified copy (in the case of the authority) is received by the Security Trustee prior to the relevant meeting. No instrument appointing a proxy is valid after the expiration of 12 months from the date named in it as the date of its execution.

Form of Proxy
                10.16 An instrument appointing a proxy may be in the following form or in any other form which the Security Trustee may approve:

                        "I,                                      ,
                        of                                        , being a
                        Voting Secured Creditor in respect of the [      ]
                        [X] Security Trust appoint
                        of                                     (and in his or
                        her absence or if this instrument of proxy is duly completed except as to the name of the proxy, the chairman of the meeting) to vote for me and on my behalf at the meeting of Voting Secured Creditors to be held on the .... day of .......... 20..  and at
                        any adjournment thereof.

                        Signed at              by me this       day of [year]

                        I direct my proxy to vote for/against the proposed resolution.* (In the absence of direction the proxy may vote as he/she thinks fit or abstain from voting.)

                        * If more than one resolution, refer to each
                          separately."

Proxy - Effect of Death or Insanity
                10.17 A vote given in accordance with the terms of an instrument of proxy is valid notwithstanding the previous death or insanity of the principal or revocation of the proxy or of the authority under which the proxy was executed if no intimation in writing of such death, insanity or revocation has been received by the Security Trustee before the commencement of the meeting or adjourned meeting at which the proxy is used.

                                                                            26
------------------------------------------------------------------------------
Determination of Voting
                10.18 At any meeting of Voting Secured Creditors unless a poll is demanded in accordance with clause 10.6(b) a statement by the chairman that a resolution has been carried or carried by any particular majority or lost or not carried by any particular majority is to be conclusive evidence of the fact.

Adjournment
                10.19 The chairman may with the consent of a majority of Voting Secured Creditors (present in person or by proxy) at a meeting adjourn that meeting from time to time and from place to place.

Effect of Resolution
                10.20 An Extraordinary Resolution passed at a meeting of Voting Secured Creditors of a Trust duly convened and held in accordance with this clause 10 is binding upon all the Secured Creditors of that Trust whether present or not present at such meeting and each of such Secured Creditors and (subject to clauses
                        7.15 to 7.17 inclusive) the Security Trustee is bound to give effect to the Extraordinary Resolution provided that a resolution of all Voting Secured Creditors of a Trust which in its terms (or having regard to the terms of this deed) affects a particular Class of Voting Secured Creditors only, or in a manner different to the rights of Voting Secured Creditors generally, is not binding on the Voting Secured Creditors of that particular Class unless the Voting Secured Creditors of that particular
                        Class have, by Extraordinary Resolution or Written Resolution, agreed to be bound thereby. Nothing in this clause 10.20 requires the Security Trustee to do or omit to do any act if, in the opinion of the Security Trustee, this might cause it to breach a law, a Transaction Document, a fiduciary duty or an obligation owed to another person.

Minutes
                10.21 Minutes of all resolutions passed and proceedings at every meeting of Voting Secured Creditors must be made and duly entered in a book to be provided for that purpose by the Security Trustee and any such minutes if purporting to be signed by the chairman of the meeting at which such resolutions were passed or proceedings had or by the chairman of the next succeeding meeting (if any) of Voting Secured Creditors are conclusive evidence of the matters stated in them and until the contrary is proved every such meeting in respect of the proceedings of which minutes have been made is deemed to have been duly held and convened and all resolutions passed and proceedings conducted at such meeting are deemed to have been duly passed and conducted.

11       Appointment of receiver
------------------------------------------------------------------------------
Appointment
                11.1 Subject to clause 11.2, if the Voting Secured Creditors of a Trust pass the Extraordinary Resolution referred to in clause 9.2(b) or resolve to appoint a receiver or receiver and manager at a meeting convened under clauses 9.6, 9.7 or 9.8, the Security Trustee must (subject to clauses 7.15 to 7.17 inclusive) appoint a person or persons as receiver or

                                                                            27
------------------------------------------------------------------------------
                        receiver and manager of the Secured Property of that Trust to deal with that Secured Property in accordance with any reasonable instructions given by the Voting Secured Creditors by Extraordinary Resolution passed at a meeting of the Voting Secured Creditors convened in accordance with this deed and the Security Trustee must fix the remuneration of a Receiver in accordance with the terms of the Extraordinary Resolution passed at any such meeting.

New Receiver
                11.2 If a Receiver is removed, retires or dies, then the Security Trustee may appoint a new Receiver on substantially the same terms as the previous Receiver.

No Liability for Receiver
                11.3 The Security Trustee will not be responsible for anything done or not done by the Receiver. To the extent permitted by law, the Receiver will be the agent of the Issuer Trustee and not the Security Trustee. The Receiver's remuneration and necessary expenses must be paid out of the Secured Property in accordance with this deed.

Two or more Receivers
                11.4 If 2 or more persons are appointed as Receiver of the same part of the Secured Property, then the Security Trustee may provide that their rights, powers and remedies vest in them jointly and severally, or jointly.

Appointment over part
                11.5 The power to appoint a receiver or receiver and manager over all of the Secured Property may be exercised whether or not a Receiver has already been appointed over part of it.

Indemnity to Receiver
                11.6 The Security Trustee may give an indemnity, in such terms as it in its absolute discretion considers appropriate, in favour of a Receiver appointed in accordance with this clause 11. Any indemnity granted to the Receiver by the Security Trustee must be limited so as not to exceed the Security Trustee's right of indemnity out of the relevant Security Trust Fund.

12       Powers of receiver
------------------------------------------------------------------------------
                12.1 A Receiver may do all such things as are necessary or expedient to deal with the Secured Property of a Trust as if the Receiver were the absolute and beneficial owner of it. The Receiver may, in addition to powers conferred by statute or by the terms of its appointment, but subject to the Supplemental Deed for that Trust, exercise any or all of the following powers:

                        (a) (possession, etc) enter, take possession of, have access to and make use of that Secured Property as often as the Receiver deems expedient;

                        (b)     (exercise rights) exercise the rights,
                                powers and remedies of the Issuer Trustee over, in connection with or comprising part of

                                                                            28
------------------------------------------------------------------------------
                                that Secured Property (including, without limitation, collecting in, recovering and suing for that Secured Property);

                        (c)     (manage) manage that Secured Property;

                        (d) (carry on business) carry on any business or pursuit that is within the powers of the Issuer Trustee, and is carried on by the Issuer Trustee at the time the Receiver is appointed;

                        (e) (sell) subject to obligations imposed by law, sell or agree to sell that Secured Property on any terms, including, without limitation, the following:

                                (i)     the sale may take place whether or
                                        not the Receiver has taken
                                        possession of that Secured
                                        Property;

                                (ii)    the sale may be by public auction,
                                        private treaty or by tender;

                                (iii)   the sale may be in one lot or in
                                        parcels, and with or without
                                        special provisions about title, or
                                        time, or mode of payment of
                                        purchase money, or otherwise;

                                (iv)    allow the purchase money to remain
                                        secured by a mortgage or charge of
                                        the Secured Property sold, or
                                        secured by other security, or
                                        without security, and on any other
                                        terms, without being responsible
                                        for any resultant loss;

                                (v)     enter into, rescind or vary a
                                        contract for sale, and resell
                                        without being responsible for loss,
                                        and execute assurances of that
                                        Secured Property in the name and on
                                        behalf of the Issuer Trustee or
                                        otherwise; or

                                (vi)    do anything to complete any sale
                                        which the Receiver considers
                                        desirable, and set aside from the
                                        proceeds of sale the amount which
                                        the Receiver considers desirable to
                                        meet future claims until the
                                        possibility of claims being made is
                                        ended;

                        (f) (benefit of agreements) obtain the benefit of any agreement entered into by the Issuer Trustee (including, without limitation, by specific performance), whether or not the agreement is entered into in the exercise of the rights, powers and remedies conferred by this deed;

                        (g) (proceedings) institute, conduct, defend, submit to arbitration, settle, compromise or defer in the name of the Issuer Trustee or otherwise on any terms, any proceeding, claim, question or dispute in connection with that Secured Property or this deed and execute releases or other discharges in connection with them;

                                                                            29
------------------------------------------------------------------------------
                        (h) (delegate) delegate the Receiver's powers including this power of delegation to any person for any period;

                        (i) (surrender, etc) end, surrender, or accept the surrender of a lease or licence of, that Secured Property, and compromise with or make concessions to tenants, lessees or licensees, or agree to do any of these things, for any period and on any terms;

                        (j) (transfer) surrender or transfer that Secured Property to any person;

                        (k) (exchange) exchange that Secured Property with a person for an interest in other property of any tenure (with or without giving or receiving other consideration). The property so acquired may be dealt with by the Receiver as if it were part of that Secured Property and the Receiver may grant a Security Interest over that property for the payment of the Secured Money;

                        (l) (remove items) remove personal property from that Secured Property and store that property in the name of the Issuer Trustee without liability for loss or damage suffered by the Issuer Trustee;

                        (m) (other acts) do anything which should have been done by the Issuer Trustee under this deed but which has not been done or which the Receiver considers has not been done properly;

                        (n) (employ) employ or engage persons (including, without limitation, employees of the Receiver and consultants and professional advisers) in connection with the powers conferred on the Receiver by this clause 12;

                        (o) (protect priority) do or cause to be done anything to protect the priority of this deed in respect of that Secured Property, to protect the Issuer Trustee's or the Security Trustee's or a Secured Creditor's estate or interest in that Secured Property, to enforce this deed, to recover the Secured Money or to protect or enhance that Secured Property;

                        (p) (bank accounts) operate (to the exclusion of the Issuer Trustee) the bank accounts which form part of that Secured Property;

                        (q) (incur liabilities) expend money or incur liabilities in exercising the powers conferred on the Receiver by this clause 12;

                        (r) (Master Trust Deed) do anything which the Issuer Trustee is empowered to do under the Master Trust Deed;

                        (s) (notice) serve notice that the Charge has become fixed on any Relevant Secured Property of the Issuer Trustee;

                        (t) (authority) collect that Secured Property or any part of it; and

                                                                            30
------------------------------------------------------------------------------
                        (u)     (incidental) to do anything which is
                                ancillary to, or incidental to,
                                any of the foregoing.

13       Powers of security trustee and exclusion of statutory notices
------------------------------------------------------------------------------
Security Trustee has powers of Receiver
                13.1 At any time after an Event of Default has occurred in relation to a Trust, the Security Trustee, in addition to powers conferred by other provisions of this deed or by law, may, subject to the provisions of clause 12, exercise any of the powers set out or referred to in clause 12 (each of which is to be construed as if the reference to the Receiver were a reference to the Security Trustee) and whether or not a Receiver has been or could be appointed under this deed.

No liability as mortgagee in possession
                13.2 If either the Security Trustee or a Receiver exercises its rights under this deed (including without limitation, under clause 7 or clause 12), exercises its rights conferred by law or takes possession of the Secured Property pursuant to this deed, then neither of them is liable to account as mortgagee in possession.

Give up possession of Secured Property
                13.3 The Security Trustee may give up possession of the Secured Property of a Trust at any time if the Security Trustee:

                        (a) believes in good faith that it is in the interests of the Secured Creditors of that Trust to do so; or

                        (b) reasonably considers that it will, by retaining possession of that Secured Property, incur a liability which is not limited in accordance with clause 25.2.

Exclusion of notices
                13.4 The Security Trustee or a Receiver need not give notice or a demand to the Issuer Trustee or allow time to elapse before exercising a right, power or remedy under this deed or conferred by law, unless notice or demand or a lapse of time is required by a law which cannot be excluded. If the law requires that a period of notice must be given or a lapse of time must occur or be permitted before a right, power or remedy under this deed or conferred by law may be exercised, then:

                        (a) when a period of notice or lapse of time is mandatory, that period of notice must be given or that lapse of time must occur or be permitted by the Security Trustee or Receiver; or

                        (b) when the law provides that a period of notice or lapse of time may be stipulated or fixed by this deed, one day is stipulated and fixed as that period of notice or lapse of time and, without limitation, where applicable, one day is stipulated and fixed as the period of notice or lapse of time during which:

                                (i) default must continue before a notice is given or requirement otherwise made for payment of the Secured

                                                                            31
------------------------------------------------------------------------------
                                        Money or the observance of obligations
                                        under this deed; and

                                (ii)    a notice or requirement for payment
                                        of the Secured Money or the observance
                                        of obligations under this deed must
                                        remain not complied with before the
                                        Security Trustee's or Receiver's
                                        rights, powers or remedies may be
                                        exercised.

No duty as chargee
                13.5 Nothing in this deed imposes a duty upon the Security Trustee to exercise its powers as chargee under this clause 13 or at law in circumstances where a motion at a meeting of Voting Secured Creditors that a Receiver be appointed is put and is not passed.

14       Costs, charges, expenses and indemnities
------------------------------------------------------------------------------
Indemnity by Issuer Trustee
                14.1 Subject to this deed and without prejudice to any right of indemnity given by law, the Security Trustee will be indemnified by the Issuer Trustee against all costs and expenses, and all loss and liability, properly incurred by the Security Trustee and the Receiver (as the case may be) in performing any of their duties or exercising any of their powers under this deed.

Extent of Indemnity
                14.2 Without limiting clause 14.1, the Security Trustee in respect of each Security Trust is entitled to be indemnified by the Issuer Trustee of the relevant Trust for:

                        (a) the costs, charges and expenses (including legal costs and disbursements charged at the usual commercial rates of the relevant legal services provider) of the Security Trustee in connection with the negotiation, preparation, execution, stamping, registration and completion of this deed, any deed amending this deed and the Deed of Charge for that Trust;

                        (b) the costs, charges and expenses (including legal costs and disbursements charged at the usual commercial rates of the relevant legal services provider) of the Security Trustee in connection with any consent, exercise or non-exercise of rights or powers or performance of obligations (including, without limitation, in connection with the contemplated or actual enforcement or preservation of any rights or powers or performance of obligations under this deed), production of title documents, waiver, variation, release or discharge in connection with the Deed of Charge for that Trust or the Secured Property of that Trust;

                        (c) Taxes and fees (including, without limitation, registration fees) and fines and penalties in respect of Taxes and fees, which may be payable or determined to be payable in connection with this

                                                                            32
------------------------------------------------------------------------------
                                deed or a payment or receipt or any other transaction contemplated by this deed;

                        (d) without limiting the generality of clause 14.2(b), all legal costs and disbursements charged at the usual commercial rates of the relevant legal services provider and all other costs, disbursements, outgoings and expenses of the Security Trustee in connection with the initiation, carriage and settlement of any court proceedings (including, without limitation, proceedings against the Issuer Trustee arising from any fraud, neglect, breach or default by the Issuer Trustee under this deed) in respect of this deed, except to the extent that any such amount is caused or contributed to by the Security Trustee's and Receiver's fraud, negligence or breach of trust. If the Security Trustee is not indemnified for these amounts from the Issuer Trustee within a reasonable period of requesting that indemnification, then the Security Trustee may exercise its rights of indemnity out of the assets of the Security Trust Fund for that amount.

Costs of experts
                14.3 The costs, charges and expenses referred to in clause 14.2 include, without limitation, those payable to any independent consultant or other person appointed to evaluate any matter of concern (including any person consulted by the Security Trustee pursuant to clause 7.10), any agent of the Security Trustee, any Receiver or any attorney appointed under this deed, and, in the case of the Security Trustee, its administration costs in connection with any event referred to in clause 14.2.

GST
                14.4 Any amount representing a cost, charge, fee, liability or expense paid to the Security Trustee under this deed will be inclusive of GST. The supplier will provide the recipient any reasonable documentation required for GST purposes so as to enable the recipient to receive an input tax credit or tax refund for GST purposes.

15       Application of money
------------------------------------------------------------------------------
Application
                15.1    To the extent permitted by law, money
                        received in connection with this deed or the Deed of Charge in respect of a Trust is to be applied (after satisfaction of claims taking priority over the Charge of which the Security Trustee has actual notice) in the order set out in the Supplemental Deed for that Trust.

Crediting
                15.2 In an application of money in accordance with clause 15.1 the parties entitled to payments under that clause are to be credited only with so much of that money as is actually received by the Security Trustee. The credit dates from the time of receipt. This provision applies even if in exercising a power of sale the Security Trustee or a Receiver transfers

                                                                            33
------------------------------------------------------------------------------
                        the Secured Property and takes a Security Interest to secure the unpaid balance of purchase money.

Suspense account
                15.3 If the Security Trustee receives money in connection with this deed and a Security Trust when it considers that an amount will become owing to it under clause 14 at a future date or when part of the Secured Money is contingently owing, then the Security Trustee may deposit an amount not exceeding that amount or part in an interest bearing deposit account repayable on demand which constitutes an Authorised Investment on terms which the Security Trustee thinks fit with any person until that amount or part becomes actually payable or it considers that the amount will not (and no other amount will) become owing to it under clause 14 or until that part no longer falls within the definition of Secured Money, as appropriate. At that time, the Security Trustee may retain for its own account the amount which is then actually payable to it. The balance is to be paid in accordance with clause 15.1.

                15.4 No money received by the Security Trustee on the realisation of the Secured Property in relation to a Trust is payable to any person claiming any amount due in respect of another Trust. The determination by the Security Trustee (advised by the Global Trust Manager) of which property constitutes the Secured Property in relation to a Trust is conclusive in the absence of manifest error.

                15.5 Where any costs, fees, charges, expenses and liabilities of the Security Trustee or a Receiver are referable to more than one Trust, they may be apportioned between those Trusts at the discretion of the Security Trustee (as advised by the Global Trust Manager). Such apportionment by the Security Trustee is conclusive in the absence of manifest error.

                15.6 If for any reason the periodic fees payable to the Global Trust Manager, the Servicer, the Issuer Trustee, the Security Trustee or any other person cannot be allocated to a particular Trust and are therefore required to be allocated between Trusts, those fees shall be allocated on a proportionate basis having regard to the average daily value of the Assets of each of those Trusts.

16 Remuneration and retirement of Security Trustee and dealings with Security Trust
------------------------------------------------------------------------------
Remuneration
                16.1 The Security Trustee is to receive a fee in an amount and payable at such times and in such manner as may from time to time be agreed between the Global Trust Manager and the Issuer Trustee in respect of each Security Trust.

Mandatory Retirement
                16.2 The Security Trustee covenants that it will retire as Security Trustee if:

                        (a)     the Security Trustee ceases to
                                carry on business in all respects
                                or as a professional trustee;

                                                                            34
------------------------------------------------------------------------------
                        (b)     there is a change in ownership of
                                the Security Trustee of more than 50%;

                        (c)     there is a change in the effective
                                management of the Security Trustee
                                without prior written consent of
                                the Global Trust Manager such that
                                the Security Trustee is in the
                                reasonable opinion of the Global
                                Trust Manager no longer able to
                                fulfil its duties and obligations;

                        (d) an Insolvency Event occurs in respect of the Security Trustee in its personal capacity (but not in its capacity as trustee of any other trust);

                        (e)     an Extraordinary Resolution requiring
                                the removal of the Security Trustee as
                                trustee of any Security Trust is passed
                                at a meeting of Voting Secured Creditors convened under clauses 9.6, 9.7 or 9.8; or

                        (f) when required to do so by the Global Trust Manager or the Issuer Trustee by notice in writing, the Security Trustee fails or neglects within 14 days after receipt of such notice to carry out or satisfy any material duty imposed on the Security Trustee in respect of the Security Trust.

Removal by Global Trust Manager
                16.3 If the Security Trustee refuses to retire, the Global Trust Manager is entitled to remove the Security Trustee from office immediately by notice in writing if an event referred to in clause 16.2 has occurred. On the retirement or removal of the Security Trustee under the provisions of clause 16.2 or this clause 16.3 the Global Trust Manager, subject to any approval required by law, is entitled to and must use its best endeavours to appoint in writing some other person whose appointment will not have an Adverse Rating Effect.

Voluntary Retirement
                16.4 Subject to the appointment of a new Security Trustee, the Security Trustee may retire as trustee under this deed upon giving not more than 90 days' and not less than 30 days' notice in writing to the Issuer Trustee and the Global Trust Manager (or such other time as the Global Trust Manager, the Issuer Trustee and the Security Trustee agree). Subject to any approval required by law, the Security Trustee may appoint in writing as the replacement any other person who is approved by the Global Trust Manager (such approval not to be unreasonably withheld) and whose appointment each Current Rating Agency confirms will not cause an Adverse Rating Effect. If the Security Trustee does not propose a replacement in the notice given by the Security Trustee under this clause or by the date which is 30 days prior to the date of the Security Trustee's proposed retirement, as the case may be, the Global Trust Manager must appoint a new security trustee as of the date of the proposed retirement.

                                                                            35
------------------------------------------------------------------------------
Appointment of new Security Trustee by Voting Secured Creditors
                16.5 If a new security trustee has not been appointed under clauses 16.3 or 16.4 at a time when the position of security trustee becomes vacant in accordance with those clauses, the Global Trust Manager must act as security trustee in accordance and subject to the protections contained in this deed and must promptly convene a meeting of the Voting Secured Creditors of all Trusts at which Voting Secured Creditors, holding or who are owed between them an amount which is not less than 75% of the Secured
                        Money at the time, appoint any person nominated by any of them to act as security trustee.

Release of Security Trustee
                16.6 Upon retirement or removal of the Security Trustee, the Security Trustee is released from all obligations under this deed arising after the date of the retirement or removal except for its obligation to vest each Security Trust Fund in the new security trustee and to deliver all books and records relating to the Security Trust to the new security trustee (at the cost of each Security Trust Fund).
                        The Global Trust Manager and the Issuer Trustee may settle with the Security Trustee the amount of any sums payable by the Security Trustee to the Global Trust Manager or the Issuer Trustee or by the Global Trust Manager or the Issuer Trustee to the Security Trustee and may give to or accept from the Security Trustee a discharge in respect of those sums which will be conclusive and binding as between the Global Trust Manager, the Issuer
                        Trustee and the Security Trustee but not as between the Security Trustee and the Voting Secured Creditors. The removal, retirement or discharge of the Security Trustee will not affect the rights or indemnities available to it under this deed or at law in relation to the performance and exercise by the Security Trustee of its obligations and powers as Security Trustee.

Vesting of Security Trust Fund in new Security Trustee
                16.7 The Security Trustee, on its retirement or removal, must vest each Security Trust Fund of the relevant Security Trusts or cause it (or them) to be vested in the new security trustee and must deliver and assign to such new security trustee as appropriate all books, documents, records and other property whatsoever relating to the Security Trust Fund or Security Trust Funds. Except on removal, the Security Trustee may make it a condition of vesting property in the new security trustee that all liabilities of the retiring security trustee for which it is entitled to be indemnified and for which the retiring security trustee considers it is personally liable are first satisfied or provided for to the reasonable satisfaction of the retiring security trustee.

New Security Trustee to Execute Deed
                16.8 Each new security trustee must upon its appointment execute a deed in such form as the Global Trust Manager may require whereby such new security trustee must undertake to the relevant Voting Secured Creditors jointly and severally to be bound by all the covenants on the part of the Security Trustee under this deed from the date of such appointment. Any appointment of a new security trustee has no effect until such a deed is executed by the new security trustee.

                                                                            36
------------------------------------------------------------------------------
Security Trustee Further Assurance
                16.9 The Security Trustee must do all such things and execute all such documents which are necessary or appropriate for the new security trustee to obtain the benefit of this deed.

Dealings with Trust
                16.10   None of the:

                        (a)     Security Trustee;

                        (b)     Related Entities of the Security Trustee;

                        (c) directors or officers of the Security Trustee or its Related Entities; or

                        (d)     shareholders of the Security Trustee
                                or its Related Entities,

                        is prohibited from:

                        (i) subscribing for, purchasing, holding, dealing in or disposing of Notes;

                        (ii)    at any time:

                                (A)     contracting with;

                                (B)     acting in any capacity as
                                        representative or agent for; or

                                (C) entering into any financial, banking, agency or other transaction with,

                                any other of them, the Issuer Trustee (and its Related Entities), the Global Trust Manager (and its Related Entities) or any Secured Creditor;

                        (iii)   being interested in any contract or
                                transaction referred to in paragraph (ii); or

                        (iv) doing anything it could do if the Security Trustee and the Issuer Trustee were not parties to this deed.

                        None of the persons mentioned is liable to account to the Voting Secured Creditors for any profits or benefits (including, without limitation, bank charges, commission, exchange brokerage and fees) derived in connection with anything referred to in paragraph (i) to (iv).

                        The preceding provisions of this clause 16.10 only apply if the Security Trustee, in connection with the action, contract or transaction, acts in good faith to all Voting Secured Creditors.

                        Without limiting the rest of this clause 16.10, the Security Trustee and any Related Entity of the Security Trustee may perform different roles in connection with the Transaction Documents, including roles as issuer trustee, security trustee, registrar, paying agent, beneficiary, and notwithstanding that interests or duties of the Related Entity of the

                                                                            37
------------------------------------------------------------------------------
                        Security Trustee in respect of those roles may conflict with interests or duties of the Security Trustee or the interests of any Secured Creditor of a Trust. The Security Trustee and each Related Entity of the Security Trustee will have no liability to any person for assuming different roles or for any use, non-use or communication of any information as contemplated by this deed and the Transaction Documents. This paragraph is subject to the requirement that the Security Trustee and each relevant Related Entity of the Security Trustee acts in good faith without fraud, negligence or breach of trust regarding the Voting Secured Creditors of each Trust in exercising any powers or rights or taking any action of the kind permitted under this clause.

                16.11 The Security Trustee will bear the reasonable costs of its removal if it is removed because of an Insolvency Event. The Security Trustee will indemnify the Global Trust Manager and each Trust for these costs. These costs are not payable out of the Assets of a Trust.

17      Preservation of Security Trustee's rights
------------------------------------------------------------------------------
Liabilities of Issuer Trustee not affected
                17.1    The liabilities under this deed of the Issuer
                        Trustee and the rights under this deed of the Security Trustee, a Receiver or an attorney appointed under this deed are not affected by anything which might otherwise affect them at law or in equity including, without limitation, one or more of the following (whether occurring with or without the consent of a person):

                        (a) the Security Trustee or another person granting time or other indulgence (with or without the imposition of an additional burden) to, compounding or compromising with, or wholly or partially releasing the Issuer Trustee or another person in any way;

                        (b) laches, acquiescence, delay, acts, omissions or mistakes on the part of the Security Trustee or another person or both the Security Trustee and another person;

                        (c)     any variation or novation of a right of
                                the Security Trustee or another person, or material alteration of a document, in respect of the Issuer Trustee or another person including, without limitation, an increase in the limit of or other variation in connection with the Secured Money;

                        (d) the transaction of business, expressly or impliedly, with, for or at the request of the Issuer Trustee or another person;

                        (e) a change in the legal capacity, rights or obligations of a person;

                        (f) the fact that a person is a trustee, nominee, joint owner, joint venturer or a member of a partnership, firm or association;

                        (g) a judgment against the Issuer Trustee or another person;

                                                                            38
------------------------------------------------------------------------------
                        (h)     any part of the Secured Money being
                                irrecoverable;

                        (i) an assignment of rights in connection with the Secured Money;

                        (j) the acceptance of repudiation or other termination in connection with the Secured Money;

                        (k) without limiting the provisions of the Transaction Documents, the invalidity or irregularity in the execution of this deed by the Issuer Trustee or any other person or any deficiency in the powers of the Issuer Trustee or any other person to enter into or observe its obligations under this deed; or

                        (l) any obligation of the Issuer Trustee or any other person being discharged by operation of law or otherwise.

Continuing Security
                17.2 This deed is a continuing security despite any intervening payment, settlement of account or other thing until a release has been executed and given to the Issuer Trustee.

Other rights unaffected
                17.3 Except as expressly limited under this deed, this deed does not otherwise affect any other right, power or remedy of a Secured
                        Creditor at law or in equity.

Purchaser from Security Trustee
                17.4 A purchaser from or other person dealing with the Security Trustee, or any Receiver, or any attorney appointed under this deed or a person to whom is tendered for registration an instrument duly executed by any of them need not inquire:

                        (a)     whether the Secured Money is in fact
                                owing or payable;

                        (b)     whether default has occurred;

                        (c) whether a right, power or remedy which they have exercised or purported to exercise has been properly exercised;

                        (d)     whether a Receiver has been properly
                                appointed; or

                        (e) about any other thing in connection with the exercise or purported exercise of a right, power or remedy.

                        The title of any person relying on this clause is not affected by express or constructive notice of anything in connection with the matters referred to in clauses 17.4(a) to (e) (inclusive).

18       Power of attorney
------------------------------------------------------------------------------
Attorney of Issuer Trustee
                18.1 The Issuer Trustee, in respect of each Trust, irrevocably appoints the Security Trustee, each Authorised Person of the Security Trustee, and each Receiver severally its attorneys.

                                                                            39
------------------------------------------------------------------------------
Attorney's Powers
                18.2 Upon the occurrence of an Event of Default in relation to a Trust, each attorney may:

                        (a) in the name of the Issuer Trustee (in its capacity as trustee of that Trust) or the attorney do anything which the Issuer Trustee (in its capacity as trustee of that Trust) may lawfully authorise an attorney to do in connection with this deed or the Secured Property of that Trust or which in the attorney's opinion is necessary or expedient to give effect to any right, power or remedy conferred on the Security Trustee or a Receiver by this deed, by law or otherwise, (including, without limitation, executing deeds and instituting, conducting and defending legal proceedings);

                        (b) delegate such of its powers (including, and where applicable, this power of delegation) as it would be entitled to delegate under clause 7.23 if it held those powers in its own right rather than as attorney of the Issuer Trustee (in its capacity as trustee of the Trust) to any person for any period and may revoke a delegation; and

                        (c) exercise or concur in exercising its powers even if the attorney has a conflict of duty in exercising its powers or has a direct or personal interest in the means or result of that exercise of powers.

Ratification by Issuer Trustee
                18.3 The Issuer Trustee agrees to ratify anything done by an attorney or its delegate in accordance with clause 18.2.

19       Notices
------------------------------------------------------------------------------
Form
                19.1 A notice, approval, consent or other communication in connection with this deed:

                        (a)     may be given by an Authorised
                                Person of the relevant party; and

                        (b)     must be in writing; and

                        (c)     must be left at the address of the
                                addressee, or sent by prepaid
                                ordinary post (airmail if posted to
                                or from a place outside Australia)
                                to the address of the addressee or
                                sent by facsimile to the facsimile
                                number of the addressee, or sent by
                                e-mail to the e-mail address of the
                                addressee set out below or which is
                                notified to the parties from time
                                to time after execution of this deed.

                                                                            40
------------------------------------------------------------------------------
                                Issuer Trustee

                                Address:       Level 7
                                               9 Castlereagh Street
                                               Sydney   NSW   2000
                                Facsimile:     (61 2) 9221 7870
                                Attention:     Manager, Securitisation

                                E-mail:        as notified from time to time

                                Security Trustee

                                Address:       Level 7
                                               9 Castlereagh Street
                                               Sydney   NSW   2000
                                Facsimile:     (61 2) 9229 9009
                                Attention:     Manager, Securitisation

                                E-mail:        as notified from time to time

                                Global Trust Manager

                                Address:       Level 24
                                                 500 Bourke Street
                                               Melbourne   VIC   3000
                                Facsimile:     (613) 8641 0906
                                Attention:     Manager, Group Funding

                                E-mail:        as notified from time to time

                                Note Trustee

                                Address:       101 Barclay Street, 21W
                                               New York, New York 10286 USA
                                Facsimile:     (212) 235 2530
                                Attention:     Global Structured Products Unit

                                E-mail:        as notified from time to time

Time effective
                19.2 Unless a later time is specified in it a notice, approval, consent or other communication takes effect from the time it is received.

Receipt
                19.3    A letter, facsimile or e-mail is taken to be received:

                        (a)     in the case of a posted letter, on
                                the third (seventh, if posted to or
                                from a place outside Australia) day
                                after posting;

                        (b)     in the case of a facsimile, on
                                production of a transmission report
                                by the machine from which the
                                facsimile was sent which indicates
                                that the facsimile was sent in its
                                entirety to the facsimile number of
                                the recipient notified for the
                                purpose of this clause; and

                                                                            41
------------------------------------------------------------------------------
                        (c)     in the case of an e-mail, on
                                receipt by the sender of an e-mail
                                from the recipient stating that the
                                e-mail was delivered in its
                                entirety and the contents and
                                attachments of the e-mail have been
                                received.

                        However, if the time of deemed receipt of any notice is not before 4.00pm local time on a Business Day at the address of the recipient, it is deemed to have been received at the commencement of business on the next Business Day.

                19.4 All notices with respect to the Secured Creditors are valid if despatched by prepaid ordinary post (airmail if posted to a place outside Australia) to the Secured Creditors at their registered office (or, in the case of Noteholders holding Registered Notes, to the address specified in the Register and, in the case of joint holders, to the person whose name first appears in the Register) or, in the case of the owners of Bearer Notes, any notice will be effectively given if it is given to the Note Trustee in accordance with this clause and in the manner contemplated by the relevant Note Trust Deed and the terms and conditions of issue (if any) of the relevant Bearer Notes. Such notice is taken to be received on the third (seventh, if posted to a place outside Australia) day after posting.

20       Release and assignment
------------------------------------------------------------------------------
Release
                20.1    (a)     The Security Trustee agrees to execute a
                                release of the Secured Property of a
                                Trust from the relevant Charge at the
                                request of the Issuer Trustee and the
                                Global Trust Manager of the relevant
                                Trust on the earlier to occur of the full and final payment of all of the Secured
                                Money of that Trust and the termination
                                of the Trust.

                        (b)     The Security Trustee agrees to execute
                                a release of any part of the Security
                                Property of a Trust from the relevant
                                Charge if such a release is permitted
                                under the Transaction Documents for that Trust.

Assignment
                20.2 The Issuer Trustee of a Trust may not create or allow to exist a Security Interest over an interest in this deed or assign or otherwise dispose of or deal with its rights under this deed otherwise than in accordance with the Master Trust Deed or the relevant Supplemental Deed.

21       Miscellaneous
------------------------------------------------------------------------------
Certificate
                21.1 A certificate signed by the Security Trustee or its solicitors about a matter or about a sum payable to the Security Trustee in connection with this deed or a Deed of Charge is sufficient evidence of the matter or sum stated in the certificate unless the matter or sum is proved to be false.

                                                                            42
------------------------------------------------------------------------------
Exercise of rights
                21.2 The Security Trustee, a Receiver or an attorney appointed under this deed may exercise a right, power or remedy at its discretion, and separately or concurrently with another right, power or remedy.
                        A single or partial exercise of a right, power or remedy by the person does not prevent a further exercise of that or an exercise of any other right, power or remedy. Failure by the person to exercise or delay in exercising a right, power or remedy does not prevent its exercise. The person with the right, power or remedy is not liable for any loss caused by its exercise, attempted exercise, failure to exercise or delay in exercising it except in the case of its fraud or wilful default or, in the case of the Security Trustee, negligence, fraud or breach of trust.

Waiver and variation
                21.3 Subject to clause 9.5, a provision of or a right created under this deed may not be waived or varied except in writing signed by the party or parties to be bound.

Supervening legislation
                21.4 Any present or future legislation which operates to vary the obligations of the Security Trustee in connection with this deed, the Secured Money or the Secured Property with the result that the Security Trustee's rights, powers or remedies are adversely affected (including, without limitation, by way of delay or postponement) is excluded except to the extent that its exclusion is prohibited or rendered ineffective by law.

Approvals and consent
                21.5 The Security Trustee, a Receiver or an attorney appointed under this deed may give conditionally or unconditionally or withhold its approval or consent in its absolute discretion, unless this deed expressly provides otherwise.

Remedies cumulative
                21.6 The rights, powers and remedies provided in this deed are cumulative with and not exclusive of the rights, powers or remedies provided by law independently of this deed.

Indemnities
                21.7 Each indemnity in this deed is a continuing obligation, separate and independent from the other obligations of the Security Trustee and survives termination of this deed. It is not necessary for the Security Trustee to incur expense or make payment before enforcing a right of indemnity conferred by this deed.

Time of the essence
                21.8 Time is of the essence in this deed in respect of an obligation of the Security Trustee to pay money.

Receipts
                21.9 The receipt of a Receiver, or an Authorised Person of the Security Trustee, releases the person paying money to the Receiver or the Security Trustee in connection with this deed from:

                                                                            43
------------------------------------------------------------------------------
                        (a)     liability to enquire whether the
                                Secured Money has become payable;

                        (b)     liability for the money paid or
                                expressed to be received; and

                        (c)     being concerned to see to its
                                application or being answerable or
                                accountable for its loss or misapplication.

Acknowledgment
                21.10 The parties acknowledge and agree that the Issuer Trustee and the Global Trust Manager in exercising their powers and discretions under this deed, and in performing their obligations under this deed, must act in accordance with their duties and obligations under this deed, the Deed of Charge in respect of each Trust, the Master Trust Deed and the Supplemental Deed in respect of each Trust and may exercise such powers and discretions as provided in this deed, the Deed of Charge in respect of each Trust, the Master Trust Deed and the Supplemental
                        Deed in respect of each Trust and (without limitation) in forming any opinion may obtain and act upon the advice of persons who are not parties to this deed.

                21.11 The parties acknowledge that they are bound by the terms of this deed, the Master Trust Deed, the Deed of Charge in respect of each Trust and the Supplemental Deed in respect of each Trust.

22       Amendment to Master Security Trust Deed and Deed of Charge
------------------------------------------------------------------------------
Amendments
                22.1 Subject to this clause 22.1 and to any approval required by law (including, without limitation, under the TIA) and by clause 22.2, and provided that 10 Business Days prior notice of the proposed amendment has been given to the Security Trustee and the Current Rating Agency, the Issuer Trustee, the Global Trust Manager, the Security Trustee and the Note Trustee by deed may amend, add to or revoke any provision of this deed (including this clause 22.1) as it applies to any Security Trust or any provision of any Deed of Charge for the Security Trust if the amendment, addition or revocation:

                        (a)     in the opinion of the Security
                                Trustee or of a barrister or
                                solicitor instructed by the
                                Security Trustee is necessary or
                                expedient to comply with or be
                                consistent with the provisions of
                                any statute, ordinance, regulation
                                or by-law or with the requirement
                                of any statutory authority;

                        (b)     in the opinion of the Security
                                Trustee is made to correct a
                                manifest error or ambiguity or is
                                of a formal, technical or
                                administrative nature only;

                        (c)     in the opinion of the Security
                                Trustee or the Global Trust Manager
                                will enable the provisions of this
                                deed or the Deed of Charge to be
                                more conveniently, advantageously,
                                profitably or economically
                                administered;

                                                                            44
------------------------------------------------------------------------------
                        (d)     in the opinion of the Security
                                Trustee or the Global Trust Manager
                                is otherwise desirable for any
                                reason; or

                        (e)     is considered by the Security
                                Trustee not to be materially
                                prejudicial to the interests of the
                                Voting Secured Creditors as a whole
                                or the interests of any individual
                                Voting Secured Creditors or group
                                of Voting Secured Creditors.

Consent required
                22.2 If in the reasonable opinion of the Security Trustee any amendment, addition or revocation referred to in clause 22.1(c) or clause 22.1(d) will be or is likely to become prejudicial to the interests of Voting Secured Creditors of a particular class in respect of the Security Trust or to the interests of all Voting Secured Creditors in respect of the Security Trust, the amendment, addition or revocation may be effected only if in accordance with clause
                        22.3 or 22.4 (as the case may be).

Amendments prejudicial to Voting Secured Creditors of a Class
                22.3 Subject to clause 22.4, if in the opinion of the Security Trustee any amendment, addition or revocation referred to in clause 22.1(c) or clause 22.1(d) will be or is likely to become prejudicial to the interests of Voting Secured Creditors of a particular class, the amendment, addition or revocation may only be effected if the relevant Voting Secured Creditors pass an Extraordinary Resolution approving such amendment, addition or revocation in accordance with clause 10.

Amendments prejudicial to all Voting Secured Creditors
                22.4 If in the opinion of the Security Trustee, any amendment, addition or revocation referred to in clause 22.1(c) or clause 22.1(d) will be or is likely to become prejudicial to the interests of all Voting Secured Creditors in respect of the Security
                        Trust:

                        (a)     the amendment, addition or
                                revocation may only be effected if
                                the relevant Voting Secured
                                Creditors pass an Extraordinary
                                Resolution approving such
                                amendment, addition or revocation
                                in accordance with clause 10; and

                        (b)     there will not be a separate
                                Extraordinary Resolution required
                                for each class of Voting Secured
                                Creditors pursuant to clause 22.3.

Consent to Payment Modification in relation to Notes
                22.5 If any alteration, addition or revocation referred to in clause 22 effects or purports to effect a Payment Modification it will not be effective as against a given Noteholder unless consented to by that Noteholder.

                22.6 The Security Trustee will be entitled to assume that any proposed alteration, addition or revocation referred to in clause 22 (other than a Payment Modification) will not be materially prejudicial to the interests of a Class of Noteholders or all Noteholders if each of the Current Rating Agencies confirms in writing that if the alteration, addition or revocation is effected this will not lead to a reduction, qualification or withdrawal of the then rating given, respectively, to the Class of Notes, or to each Class of Notes, by the Current Rating Agency.

                                                                            45
------------------------------------------------------------------------------
Unconditional Rights of Noteholders to Receive Principal and Interest
                22.7 Notwithstanding any other provision of this deed, any Noteholder shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on each Note held by it on or after the respective due dates thereof expressed in such Note or in this deed or to institute suit for the enforcement of any such payment if and to the extent that the institution or prosecution thereof or the entry of judgment therein would, under applicable law, result in the surrender, impairment, waiver, or loss of the Security Interest created by this deed and each Deed of Charge upon any property subject to such Security Interest, and such right shall not be impaired without the consent of such Noteholder, except to the extent that the Transaction Documents contain provisions limiting or denying the right of any Noteholder to institute any such suit.

23       Governing law, jurisdiction and service of process
------------------------------------------------------------------------------
Governing Law
                23.1 This deed and each Security Trust are governed by the law in force in the Australian Capital Territory and the rights, liabilities and obligations of the Issuer Trustee, Security
                        Trustee, Global Trust Manager, the Note Trustee, the Unitholders and the Secured Creditors are governed by the laws in force in the Australian Capital Territory.

Non-exclusive jurisdiction
                23.2 Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of the Australian Capital Territory and courts of appeal from them. Each party waives any right it has to object to an action being brought in those courts including, without limitation, by claiming that the action has been brought in an inconvenient forum or that those courts do not have jurisdiction.

Service of process
                23.3 Without preventing any other mode of service, any document in an action (including, without limitation, any writ of summons or other originating process or any third or other party notice) may be served on any party by being delivered to or left for that party at its address for service of notices under clause 19.

24       Counterparts
------------------------------------------------------------------------------
                        This deed may consist of a number of counterparts and the counterparts taken together constitute one and the same instrument.

25       Limited Recourse
------------------------------------------------------------------------------
                25.1 Clause 2 of the Definitions Schedule applies to this deed as if set out in full in it (with any consequential changes as are necessary to give effect to that clause in this deed).

                                                                            46
------------------------------------------------------------------------------
Security Trustee Liability
                25.2 Notwithstanding any other provision of this deed, the Security Trustee will have no liability under or in connection with this deed, a Security Trust, or any other Transaction Document (whether to the Voting Secured Creditors, the Issuer Trustee, the Global Trust Manager or any other person) other than to the extent to which the liability is able to be satisfied in accordance with this deed out of the property of the Security Trust Fund of the Security Trust from which the Security Trustee is actually indemnified for the liability. This limitation will not apply to a liability of the Security Trustee to the extent that it is not satisfied because, under this deed or by operation of law, there is a reduction in the extent of the Security Trustee's indemnification out of the relevant Security Trust Fund as a result of the Security Trustee's fraud, negligence or breach of trust. Nothing in this clause 25.2 or any similar provision in any other Transaction Document limits or adversely affects the powers of the Security Trustee, any Receiver or attorney in respect of any Security Trust Deed or any Secured Property.

26       Relevant Note Trustee
------------------------------------------------------------------------------
Capacity
                26.1 The Note Trustee is a party to this deed in its capacity as trustee from time to time for the Bearer Noteholders of each Trust which are issued with the benefit of a Note Trust Deed in respect of such Trust (under the relevant Note Trust Deed for each such Trust) in respect of which the Supplemental
                        Deed for that Trust specifies that this deed, and the role of the Note Trustee, is to apply to that Trust.

Exercise of rights
                26.2 Except as otherwise provided in this deed and in the relevant Note Trust Deed:

                        (a)     (Only by Note Trustee): the rights,
                                remedies and discretions of the
                                relevant Bearer Noteholders under
                                this deed including all rights to
                                vote or give instructions or
                                consent to the Security Trustee and
                                to enforce any undertakings or
                                warranties under this deed, may
                                only be exercised by the relevant
                                Note Trustee on behalf of the
                                relevant Bearer Noteholders in
                                accordance with the relevant Note
                                Trust Deed; and

                        (b)     (Limited Right of Enforcement by
                                Bearer Noteholders): the relevant
                                Bearer Noteholders may only exercise
                                enforcement rights in respect of the
                                Secured Property through the relevant
                                Note Trustee and only in accordance
                                with this deed.

Instructions or directions
                26.3 The Security Trustee may rely on any instructions or directions given to it by the relevant Note Trustee as being given on behalf of all the Bearer Noteholders from time to time and need not inquire whether any such instructions or directions are in accordance with the relevant Note Trust Deed, whether the relevant Note Trustee or the Bearer Noteholders from time to time have complied with any requirements under the

                                                                            47
------------------------------------------------------------------------------
                        relevant Note Trust Deed or as to the reasonableness or otherwise of the relevant Note Trustee.

Voting at Meetings
                26.4 If the Note Trustee in respect of a Trust is entitled under this deed to vote at any meeting of the Secured Creditors or Voting Secured Creditors of that Trust on behalf of the Bearer Noteholders of that Trust, the Note Trustee must vote in accordance, where applicable, with the directions of the Bearer Noteholders of that Trust in accordance with the Note Trust Deed and otherwise in its absolute discretion.

Payments
                26.5 Any payment to be made to a Bearer Noteholder under this deed may be made to the relevant Note Trustee or a Paying Agent on behalf of that Bearer Noteholder.

Notices
                26.6 Any notice to be given to a Bearer Noteholder under this deed may be given to the relevant
                        Note Trustee on behalf of that Bearer Noteholder. Any costs to the relevant Note Trustee of publishing such notice to the Bearer Noteholders will, subject to this deed, be reimbursed by the Issuer Trustee to the relevant Note Trustee.

Limitation of relevant Note Trustee's Liability
                26.7 The liability of the relevant Note Trustee under this deed is limited in the manner and to the same extent as under the relevant
                        Note Trust Deed.


EXECUTED as a deed in the Australian Capital Territory.

                                                                            48
------------------------------------------------------------------------------
Execution page
------------------------------------------------------------------------------

SIGNED, SEALED AND DELIVERED by                      )
as attorney for PERPETUAL TRUSTEE COMPANY LIMITED    )
under power of attorney dated                        )
                                                     )
in the presence of:                                  )
                                                     )
................................................      )
Signature of witness                                 )
                                                     )
................................................      )
Name of witness (block letters)                      )
                                                     )
................................................      )
Address of witness                                   )
                                                     )
................................................      )          ...............................................
Occupation of witness                                )          By executing this deed the attorney states that
                                                     )          the attorney has received no notice of
                                                     )          revocation of the power of attorney



SIGNED, SEALED AND DELIVERED by                      )
as attorney for P.T. LIMITED under power of          )
attorney dated                                       )
                                                     )
in the presence of:                                  )
                                                     )
................................................      )
Signature of witness                                 )
                                                     )
................................................      )
Name of witness (block letters)                      )
                                                     )
................................................      )
Address of witness                                   )
                                                     )          ...............................................
................................................      )          By executing this deed the attorney states that
Occupation of witness                                )          the attorney has received no notice of
                                                     )          revocation of the power of attorney



                                                                            49
------------------------------------------------------------------------------

SIGNED by                                           )
                                                    )
                                                    )
on behalf of and SEALED AND DELIVERED by NATIONAL   )
GLOBAL MBS MANAGER PTY LTD                          )
in the presence of: )                               )
                                                    )
                                                    )
.............................................        )
Signature of witness                                )
                                                    )
.............................................        )
Name of witness (block letters)                     )
                                                    )
.............................................        )
Address of witness                                  )
                                                    )           ............................................
.............................................        )           By executing this deed the signatory states
Occupation of witness                               )           that the signatory has received no notice of
                                                    )           revocation of the authority pursuant to
                                                    )           which they execute this deed



SIGNED, SEALED AND DELIVERED by                      )
as authorised signatory for THE BANK OF NEW YORK,    )
NEW YORK BRANCH                                      )
                                                     )
in the presence of:                                  )
                                                     )
................................................      )
Signature of witness                                 )
                                                     )
................................................      )
Name of witness (block letters)                      )
                                                     )
................................................      )
Address of witness                                   )
                                                     )          ...............................................
................................................      )          By executing this deed the signatory states that
Occupation of witness                                )          signatory has received no notice of revocation
                                                     )          of the authority under which this deed is signed,
                                                                sealed and delivered

                                                                             1
------------------------------------------------------------------------------
Contents                National RMBS Trusts
------------------------------------------------------------------------------
                        Master Security Trust Deed


                        1    Interpretation                                  2

                             Definitions Schedule                            2
                             Miscellaneous                                   2

                        2    Declaration of Security Trust                   2

                             Declaration of Security Trust                   2
                             Commencement and Termination                    2
                             Name of Security Trust                          3
                             Rights of Secured Creditors                     3

                        3    Payments                                        4

                             Payment to Security Trustee                     4
                             Discharge by Payment to Secured Creditors       4
                             Election by Security Trustee                    4

                        4    Covenants by Issuer Trustee                     4

                             General Covenants                               4
                             Covenants in respect of Secured Property        6
                             Global Trust Manager Undertakings               6

                        5    Further assurances                              7

                             Issuer Trustee Assurances                       7
                             Completion of Instruments                       7
                             Registration of Charge                          7

                        6    Representations and warranties                  7

                             Global Trust Manager representation and
                             warranties                                      8

                        7    General powers, rights and
                             responsibilities                                9

                             Power to Invest                                 9
                             Other Powers                                    9
                             Discretion of Security Trustee as to
                                Exercise of Powers                           9
                             Limitation on Security Trustee's Actions        9
                             Limitations on Security Trustee's
                                Responsibility                               9
                             No Liability                                   10
                             Security Trustee not responsible for
                                monitoring                                  11
                             Security Trustee's Further Duties              12
                             Acceptance of Certificates etc.                12
                             Act on Opinion of Experts                      13
                             Right to Rectify                               13
                             Consent to Dealings                            13
                             Ascertain Event of Default                     13
                             No duty to investigate                         14
                             Liability must be limited                      14
                             Not use own funds                              14
                             Cover for costs                                14
                             Receipt of instructions                        15
                             Dispute or ambiguity                           15

                                                                             2
------------------------------------------------------------------------------
                             No liability for documents                     15
                             Conflict of duty                               16
                             Indemnity                                      16
                             Delegation                                     16
                             No Liability                                   17

                        8    Crystallisation of floating charge             17

                             Crystallisation                                17
                             Replacement of fixed charge with
                                floating charge                             18
                             Subsequent dealing                             18
                             Further charge                                 19

                        9    Security Trustee to convene meetings           19

                             Convene Meetings                               19
                             Extraordinary Resolutions                      19
                             Notice                                         20
                             No obligation to appoint Receiver              20
                             Waiver of Event of Default                     20
                             Meetings                                       20
                             Global Trust Manager convenes meeting          20
                             Secured Creditors convene meeting              20
                             Notice of Event of Default                     21
                             Notice of action to remedy Event of Default    21
                             Limitation on rights of Secured Creditors      21

                        10   Meeting of Voting Secured Creditors            21

                             Notice of Meeting                              21
                             Advertisement of Meeting in Newspaper          22
                             Quorum                                         22
                             Quorum at Adjourned Meeting                    23
                             Chairman                                       23
                             Voting                                         23
                             Votes                                          23
                             Voting by Joint Noteholders                    24
                             Voting by Corporation                          24
                             Voting by Person of Unsound Mind               24
                             Objection to Voter's Qualification             24
                             Method of Voting                               25
                             Proxy Instrument                               25
                             Attendance at Meetings and Appointment
                                of Proxy                                    25
                             Voting Authority to be Deposited with
                                Security Trustee                            25
                             Form of Proxy                                  25
                             Proxy - Effect of Death or Insanity            26
                             Determination of Voting                        26
                             Adjournment                                    26
                             Effect of Resolution                           26
                             Minutes                                        26

                        11   Appointment of receiver                        27

                             Appointment                                    27
                             New Receiver                                   27
                             No Liability for Receiver                      27
                             Two or more Receivers                          27

                                                                             3
------------------------------------------------------------------------------
                             Appointment over part                          27
                             Indemnity to Receiver                          27

                        12   Powers of receiver                             27


                        13   Powers of security trustee and exclusion
                                of statutory notices                        30

                             Security Trustee has powers of Receiver        30
                             No liability as mortgagee in possession        30
                             Give up possession of Secured Property         30
                             Exclusion of notices                           30
                             No duty as chargee                             31

                        14   Costs, charges, expenses and indemnities       31

                             Indemnity by Issuer Trustee                    31
                             Extent of Indemnity                            31
                             Costs of experts                               32
                             GST                                            32

                        15   Application of money                           32

                             Application                                    32
                             Crediting                                      33
                             Suspense account                               33

                        16   Remuneration and retirement of Security
                                Trustee and dealings with Security Trust    33

                             Remuneration                                   33
                             Mandatory Retirement                           34
                             Removal by Global Trust Manager                34
                             Voluntary Retirement                           34
                             Appointment of new Security Trustee by
                                Voting Secured Creditors                    35
                             Release of Security Trustee                    35
                             Vesting of Security Trust Fund in new
                                Security Trustee                            35
                             New Security Trustee to Execute Deed           35
                             Security Trustee Further Assurance             36
                             Dealings with Trust                            36

                        17   Preservation of Security Trustee's rights      37

                             Liabilities of Issuer Trustee not affected     37
                             Continuing Security                            38
                             Other rights unaffected                        38
                             Purchaser from Security Trustee                38

                        18   Power of attorney                              39

                             Attorney of Issuer Trustee                     39
                             Attorney's Powers                              39
                             Ratification by Issuer Trustee                 39

                        19   Notices                                        39

                             Form                                           39
                             Time effective                                 40
                             Receipt                                        40

                                                                             4
------------------------------------------------------------------------------
                        20   Release and assignment                         41

                             Release                                        41
                             Assignment                                     41

                        21   Miscellaneous                                  42

                             Certificate                                    42
                             Exercise of rights                             42
                             Waiver and variation                           42
                             Supervening legislation                        42
                             Approvals and consent                          42
                             Remedies cumulative                            42
                             Indemnities                                    42
                             Time of the essence                            43
                             Receipts                                       43
                             Acknowledgment                                 43

                        22   Amendment to Master Security Trust
                                Deed and Deed of Charge                     43

                             Amendments                                     43
                             Consent required                               44
                             Amendments prejudicial to Voting Secured
                                Creditors of a Class                        44
                             Amendments prejudicial to all Voting
                                Secured Creditors                           44
                             Consent to Payment Modification in
                                relation to Notes                           44
                             Unconditional Rights of Noteholders to
                                Receive Principal and Interest              45

                        23   Governing law, jurisdiction and
                                service of process                          45

                             Governing Law                                  45
                             Non-exclusive jurisdiction                     45
                             Service of process                             45

                        24   Counterparts                                   45


                        25   Limited Recourse                               46

                             Security Trustee Liability                     46

                        26   Relevant Note Trustee                          46

                             Capacity                                       46
                             Exercise of rights                             46
                             Instructions or directions                     47
                             Voting at Meetings                             47
                             Payments                                       47
                             Notices                                        47
                             Limitation of relevant Note
                                Trustee's Liability                         47

               ------------------------------------------------
                              Dated [        ]





                             National RMBS Trusts
                                 Consolidated
                          Master Security Trust Deed


                       Perpetual Trustee Company Limited
                              ("Issuer Trustee")
                                 P.T. Limited
                             ("Security Trustee")
                      National Global MBS Manager Pty Ltd
                           ("Global Trust Manager")
                     The Bank of New York, New York Branch
                               ("Note Trustee")







                           Mallesons Stephen Jaques

                            Governor Phillip Tower
                                1 Farrer Place
                                Sydney NSW 2000
                           Telephone (02) 9296 2000
                              Fax (02) 9296 3999
                                 DX 113 Sydney
                                 Ref: SRF:CD3